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                                                                    EXHIBIT 10.2

                         PLEDGE AND SECURITY AGREEMENT

     This PLEDGE AND SECURITY AGREEMENT, dated as of March 18, 1999 (this "AGREEMENT"), among AUDIO COMMUNICATIONS NETWORK, LLC, a Delaware limited liability company ("COMPANY"), MUZAK HOLDINGS LLC, a Delaware limited liability company ("HOLDINGS"), and CERTAIN PRESENT AND FUTURE DOMESTIC SUBSIDIARIES OF COMPANY (collectively, the "SUBSIDIARY GUARANTORS"), whether as an original signatory hereto or as an Additional Grantor (as herein defined) (Company, Holdings and each Subsidiary Guarantor are each a "GRANTOR"), and CANADIAN IMPERIAL BANK OF COMMERCE, as agent for the benefit of Lenders and Lender Counterparties (as herein defined) and Indemnitees (as defined in the Credit Agreement) (in such capacity, "ADMINISTRATIVE AGENT").

                                   RECITALS:

     WHEREAS, Company is a party to the Credit and Guaranty Agreement of even date herewith (as it may be from time to time amended, supplemented or otherwise modified, the "CREDIT AGREEMENT") among Company, Holdings, certain Subsidiaries of Company, the financial institutions listed therein as Lenders, Goldman Sachs Credit Partners L.P. ("GSCP"), as Syndication Agent, Canadian Imperial Bank of Commerce, as Administrative Agent, and GSCP and CIBC Oppenheimer Corp., as Co-Lead Arrangers;

     WHEREAS, Company will change its name to Muzak LLC and Holdings will change its name to Muzak Holdings LLC on the Closing Date;

     WHEREAS, subject to the terms and conditions of the Credit Agreement, Company may enter into one or more Interest Rate Agreements pursuant to Section
5.11 of the Credit Agreement (collectively, the "HEDGE AGREEMENTS") with one or more Lenders or Affiliates thereof (in such capacity, collectively, "LENDER COUNTERPARTIES");

     WHEREAS, Holdings and each Subsidiary Guarantor in existence on the date hereof have guaranteed the obligations of Company and the other Grantors under the Credit Documents and the Hedge Agreements as provided in the Credit Agreement;

     WHEREAS, it is a condition precedent to the obligations of Lenders to extend credit (including the issuance of Letters of Credit) to Company under the Credit Agreement that the obligations of Company and the other Grantors under the Credit Documents and the Hedge Agreements be secured for the benefit of Lenders, Lender Counterparties and Indemnitees as provided herein;

     WHEREAS, in consideration of the extensions of credit and other accommodations of Lenders and Lender Counterparties as set forth in the Credit Agreement and the Hedge Agreements,
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respectively, and to induce Lenders to enter into the Credit Agreement and to extend credit thereunder and to induce Lender Counterparties to enter into the Hedge Agreements, each Grantor has agreed, subject to the terms and conditions hereof, and of each other Credit Document and each Hedge Agreement, to secure Grantors' obligations under the Credit Documents and the Hedge Agreements as set forth herein; and

     WHEREAS, capitalized terms used herein (including the recitals hereto) not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.

     NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, each Grantor and Administrative Agent agree as follows:


SECTION 1.  GRANT OF SECURITY

     Each Grantor hereby pledges, assigns and grants to Administrative Agent, as agent for the benefit of Lenders, Lender Counterparties and Indemnitees, a continuing first priority security interest in and lien on and right of set-off against all of Grantor's right, title and interest in and to and under the following, in each case whether now or hereafter existing or in which Grantor now has or hereafter acquires an interest and wherever the same may be located (collectively, the "COLLATERAL"):

     (a)  all "INVESTMENT PROPERTY", which term means:

          (i) all right, title and interest of such Grantor, whether now owned or hereafter acquired, in all shares of Capital Stock (other than partnership interests and limited liability interests which are covered by subsections (iii) and (iv) below) owned by such Grantor (other than the Capital Stock of Muzak Holdings Finance Corp. and Muzak Finance Corp.), including without limitation, all shares of Capital Stock (other than partnership interests and limited liability interests, which are covered by subsections
(iii) and (iv) below) described on Schedule 1(a), the certificates representing such shares, any security entitlements with respect to such shares and any interest of such Grantor in the entries on the books of any securities intermediary pertaining to such shares, and all dividends, Cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares (all of the foregoing being referred to herein collectively as the "PLEDGED STOCK");

          (ii) all right, title and interest of such Grantor, whether now owned or hereafter acquired, of all Indebtedness owed to such Grantor, including, without limitation, all Indebtedness described on Schedule 1(a) (which includes all Indebtedness owing to such Grantor evidenced by a promissory note), issued by the obligors named therein, the instruments evidencing such Indebtedness, any security entitlements with respect to such Indebtedness and all interest, Cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Indebtedness (all of the foregoing being referred to herein collectively as the "PLEDGED DEBT");

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          (iii)  all of such Grantor's right, title and interest as a limited and/or general partner in all partnerships, including, without limitation, the partnerships described on Schedule 1(a) (the "PARTNERSHIPS"), whether now owned or hereafter acquired, including, without limitation, all of such Grantor's right, title and interest in, to and under the partnership agreements described on Schedule 1(a) (as such agreements have heretofore been and may hereafter be amended, restated, supplemented or otherwise modified from time to time, collectively, the "PARTNERSHIP AGREEMENTS") to which it is a party (including, if such Grantor is a general partner of any Partnership, the right to vote with respect to and to manage and administer the business of such Partnership) together with all other rights, interests, claims and other property of such Grantor in any manner arising out of or relating to its limited and/or general partnership interest in the Partnerships, whatever their respective kind or character, whether they are tangible or intangible property, and wheresoever they may exist or be located, and further including, without limitation, (1) all of the rights of such Grantor as a limited and/or general partner: (A) (I) to receive money due and to become due (including without limitation dividends, distributions, interest, income from partnership properties and operations, proceeds of sale of partnership assets and returns of capital) under or pursuant to the Partnership Agreements, (II to receive payments upon termination of the Partnership Agreements, and (II to receive any other payments or distributions, whether Cash or non-Cash, in respect of such Grantor's limited and/or general partnership interest evidenced by the Partnership Agreements; (B) in and with respect to claims and causes of action arising out of or relating to the Partnerships; and (C) to have access to the Partnerships' books and records and to other information concerning or affecting the Partnerships; (2) any "CERTIFICATE OF INTEREST" or "CERTIFICATES OF INTEREST" (or other certificates or instruments however designated or titled) issued by the Partnerships and evidencing such Grantor's interest as a limited and/or general partner in the Partnerships (collectively, the "PARTNERSHIP CERTIFICATES") and (3) to the extent not included in the foregoing, all proceeds of any and all of the foregoing, any security entitlements with respect to such interests, and any interest of such Grantor in the entries on the books of any securities intermediary pertaining to such Grantor's interest as a limited and/or general partner in the Partnership (all of the foregoing being referred to herein collectively as the "PARTNERSHIP INTERESTS");

          (iv) all of such Grantor's right, title and interest as a member of all limited liability companies (the "LLCS"), including, without limitation, all of such Grantor's right, title and interest in, to and under the limited liability company interests set forth on Schedule 1(a), whether now owned or hereafter acquired, including, without limitation, all of such Grantor's right, title and interest in, to and under the operating agreements with respect to any such LLC (as such agreements have heretofore been and may hereafter be amended, restated, supplemented or otherwise modified from time to time, collectively, each, an "LLC AGREEMENT") to which it is a party (including any right to vote with respect to and to manage and administer the business of such LLC) together with all other rights, interests, claims and other property of such Grantor in any manner arising out of or relating to its interest in the LLCs, whatever their respective kind or character, whether they are tangible or intangible property, and wheresoever they may exist or be located, and further including, without limitation, (1) all of the rights of such Grantor (A)(I) to receive money due and to become due (including without limitation dividends, distributions, interest, income from LLC properties and operations, proceeds of sale of LLC assets and returns of capital) under or pursuant to the LLC

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Agreements, (II) to receive payments upon termination of the LLC Agreements, and
(III) to receive any other payments or distributions, whether Cash or non-Cash, in respect of such Grantor's interest evidenced by the LLC Agreements; (B) in and with respect to claims and causes of action arising out of or relating to the LLCs; and (C) to have the access to the LLCs' books and records and to other information concerning or affecting the LLCs; and (2) any "CERTIFICATE OF INTEREST" or "CERTIFICATES OF INTEREST" (or other certificates or instruments however designated or titled) issued by the LLCs and evidencing such Grantor's interest in the LLCs (collectively, the "LLC CERTIFICATES") and (3) to the extent not included in the foregoing, all proceeds of any and all of the foregoing, any security entitlements with respect to such interests, and any interest of such Grantor in the entries on the books of any securities intermediary pertaining to such Grantor's interest in the LLC (all of the foregoing being referred to herein collectively as the "LLC INTERESTS"; the Pledged Stock, the Pledged Debt, the Partnership Interests and the LLC Interests being herein collectively referred to as the "PLEDGED SECURITIES");

          (v) all of such Grantor's right, title and interest in all additional shares of, limited and/or general partnership interests in and limited liability company interests in, and all securities convertible into, and warrants, options and other rights to purchase or otherwise acquire, Capital Stock of any issuer of the Pledged Stock, the Partnership Interests, and the LLC Interests, from time to time acquired by such Grantor in any manner (which shares or interests shall be deemed to be part of the Pledged Securities), the certificates or other instruments representing such additional shares or interests, securities, warrants, options or other rights and any interest of such Grantor in the entries on the books of any securities intermediary pertaining to such additional shares or interests, any security entitlements with respect to any of the foregoing, and all dividends, distributions, Cash, warrants, rights, instruments, payments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing (all of the foregoing being referred to herein as the "ADDITIONAL PLEDGED STOCK");

          (vi) all additional Indebtedness from time to time owed to such Grantor by any obligor on the Pledged Debt and the instruments evidencing such Indebtedness (which Indebtedness shall be deemed to be part of the Pledged Securities), any security entitlements with respect to such Indebtedness and all interest, Cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Indebtedness (all of the foregoing being referred to collectively as the "ADDITIONAL PLEDGED DEBT");

          (vii) all of such Grantor's right, title and interest in all shares of, limited and/or general partnership interests in, and limited liability company interests in, and all securities convertible into and warrants, options and other rights to purchase or otherwise acquire, Capital Stock of, limited and/or general partnership interests in, or limited liability company interests in any Person that, after the date of this Agreement, becomes, as a result of any occurrence, a Subsidiary of such Grantor (which shares or interests shall be deemed to be part of the Pledged Securities), the certificates or other instruments representing such shares, interests, securities, warrants, options or other rights, any security entitlements with respect to any of the foregoing, any interest of such Grantor in the entries on the books of any securities intermediary pertaining to such shares or

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interests and all dividends, distributions, Cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares, interests, securities, warrants, options or other rights (all of the foregoing being referred to as the "NEW PLEDGED STOCK"); provided, in no event shall the Pledged Stock, the Additional Pledged Stock or the New Pledged Stock include more than 65% of the issued and outstanding shares of the Capital Stock of any Foreign Subsidiary;

          (viii) all other Indebtedness from time to time owed to such Grantor by any Person (other than any Indebtedness owed to such Grantor resulting from extensions of trade credit by such Grantor in the ordinary course of business) and the instruments evidencing such Indebtedness (which Indebtedness shall be deemed to be part of the Pledged Securities), any security entitlements with respect to any of the foregoing, and all interest, Cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Indebtedness (all of the foregoing being referred to herein collectively as the "NEW PLEDGED DEBT"; the Additional Pledged Stock, the Additional Pledged Debt, the New Pledged Stock and the New Pledged Debt being herein collectively referred to as the "ADDITIONAL PLEDGED SECURITIES"); and

          (ix) all investment property (as defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York (the "UCC")).

     (b) the restricted deposit account established and maintained by Administrative Agent pursuant to Section 5.3 (the "COLLATERAL ACCOUNT"), together with (i) all amounts on deposit from time to time in such deposit accounts; and (ii) all interest, Cash, instruments, securities and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing;

     (c) all "INTELLECTUAL PROPERTY" which term means U.S. and foreign rights of each Grantor, whether now owned or hereafter acquired, in all of the following; provided, however, that the following shall not include any item of non-U.S. intellectual property in those jurisdictions outside of the U.S. where the granting of a security interest in such item of intellectual property is not permissible under the laws of such jurisdiction:

          (i) trademarks, service marks, trade names, Internet domain names, designs, logos, slogans and general intangibles of like nature, together with goodwill, registrations and applications relating to the foregoing;

          (ii) patents, industrial designs, certificates of invention, and all similar rights and all applications therefor;

          (iii) copyrights (including registrations and applications therefor), authors and composers rights and rights of attribution;

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          (iv)   rights in sound recordings and musical compositions, whether published or unpublished, including but not limited to rights of copyright;

          (v) computer programs, including any and all software implementations of algorithms, models and methodologies whether in source code or object code form;

          (vi) databases and compilations, including any and all data and collections of data;

          (vii) all documentation relating to computer programs, including user manuals and training materials, related to any of the foregoing (subsections
(v), (vi) and (vii), collectively "PROPRIETARY SOFTWARE");

          (viii) confidential information, technology, know-how, inventions, processes, formulae, algorithms, models and methodologies (such confidential items, collectively "TRADE SECRETS");

          (ix) rights of publicity and privacy, including but not limited to the right to use names, likenesses, voices, signatures and biographical information related to real persons;

          (x) any licenses to use any of the foregoing owned by third parties and any licenses of each Grantor to third parties with respect to any of the foregoing (collectively "LICENSE AGREEMENTS");

          (xi) extensions and renewals of the foregoing, all income, fees, royalties and other payments at any time due or payable with respect to the foregoing, including, without limitation, payments under all licenses at any time entered into in connection therewith;

          (xii) causes of action, the right to sue for past, present and future infringements thereof;

          (xiii) all rights corresponding thereto throughout the world; and

          (xiv) any and all other proceeds and products of any of the foregoing, including without limitation, all damages and payments or claims by each Grantor against third parties for past or future infringement.

     (d) all of such Grantor's right, title and interest in, to and under any equipment (as defined in Article 9 of the UCC in all of its forms (including, but not limited to, all machinery, all computers, all data processing, computer or office equipment, all furniture, all fixtures (as defined in Article 9 of the UCC) and all trucks, tractors, trailers and other motor vehicles), all accessions or additions thereto, all parts thereof, whether or not at any time of determination incorporated or installed therein or attached thereto, and all replacements therefor, wherever located, now or hereafter existing (all of the foregoing being referred to herein collectively as the "EQUIPMENT");

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     (e)  all of such Grantor's right, title and interest in, to and under any inventory (as defined in Article 9 of the UCC), in all of its forms, including, but not limited to, (i) all goods held by such Grantor for sale or lease or to be furnished under contracts of service or so leased or furnished, (ii all raw materials, work in process, finished goods, and materials used or consumed in the manufacture, packing, shipping, advertising, selling, leasing, furnishing or production of such inventory or otherwise used or consumed in such Grantor's business, (ii all goods in which such Grantor has an interest in mass or a joint or other interest or right of any kind, (iv all goods which are returned to or repossessed by such Grantor, and all accessions thereto and products thereof (all of the foregoing being referred to herein collectively as the "INVENTORY"), and (v) all negotiable and non-negotiable documents of title, documents (as defined in Article 9 of the UCC), including, without limitation, warehouse receipts, dock receipts and bills of lading issued by any Person covering any Inventory;

     (f) all of such Grantor's right, title and interest in, to and under any accounts, contract rights, chattel paper, documents, instruments, general intangibles and other rights and obligations of any kind (as accounts, chattel paper, documents, instruments and general intangibles are each defined in the
UCC) (all of the foregoing being referred to herein collectively as the "ACCOUNTS") and all of such Grantor's rights in, to and under all security agreements, leases and other contracts securing or otherwise relating to any Accounts (all of the foregoing being referred to herein collectively as the "RELATED CONTRACTS");

     (g) all of such Grantor's right, title and interest in, to and under all agreements and contracts to which such Grantor is a party as of the date hereof, or to which such Grantor becomes a party after the date hereof, as each such agreement may be amended, supplemented or otherwise modified from time to time (all of the foregoing being referred to herein collectively as the "ASSIGNED AGREEMENTS"), including, without limitation: (i) all rights of such Grantor to receive moneys due or to become due under or pursuant to the Assigned Agreements, (ii all rights of such Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Assigned Agreements, (ii all claims of such Grantor for damages arising out of any breach of or default under the Assigned Agreements, and (iv all rights of such Grantor to terminate, amend, supplement, modify or exercise rights or options under the Assigned Agreements, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder;

     (h) all permits, licenses or authorizations (including, without limitation, licenses issued by the Federal Communications Commission (the "FCC"), or any other successor agency of the United States Government, permitting any transmission of telecommunications services through fixed wireless networks) (collectively, "LICENSES"), including all rights to receive payment or other consideration upon assignment or transfer of any Licenses, to the extent permitted by law (including, without limitation, the Communications Action of 1934) or applicable governmental agencies (including, without limitation, the FCC);

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     (i)  to the extent not otherwise included in any other paragraph of this
Section 1, all other general intangibles, including tax refunds, rights to payment or performance, choses in action and judgments taken on any rights or claims included in the Collateral;

     (j) all books, records, ledger cards, files, correspondence, computer programs, computer printouts, customer lists, blue prints, manuals, tapes, disks and related data processing software and any similar items that at any time evidence or contain information relating to any of the Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon;

     (k) all Cash, money (as defined in the UCC), currency and deposit accounts (as defined in the UCC), including, without limitation, demand, time, savings, passbooks or similar accounts maintained with Lenders or other banks, savings and loan associations or other financial institutions, and any other deposit or securities accounts, together with funds, instruments or other items credited to any such account from time to time and all interest thereon;

     (l)  all goodwill;

     (m) all plant fixtures, business fixtures and other fixtures (as defined in Article 9 of the UCC) and storage and office facilities, and all accessions thereto and products thereof; and

     (n) to the extent not covered by Sections 1(a) through 1(m), all other personal property of such Grantor, all proceeds, products, rents and profits of or from any and all of the foregoing Collateral and, to the extent not otherwise included, all payments under insurance (whether or not Administrative Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral. For purposes of this Agreement, the term "PROCEEDS" includes whatever is receivable or received when Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.

Notwithstanding anything herein to the contrary, in no event shall the Collateral include, and no Grantor shall be deemed to have granted a security interest in, any of such Grantor's rights or interests in any license, contract or agreement to which such Grantor is a party or any of its rights or interests thereunder to the extent, but only to the extent, that such a grant would, under the terms of such license, contract or agreement or otherwise, result in a breach of the terms of, or constitute a default under any license, contract or agreement to which such Grantor is a party (other than to the extent that any such term would be rendered ineffective pursuant to Section 9-318(4) of the Uniform Commercial Code of any relevant jurisdiction or any other applicable law (including the Bankruptcy Code) or principles of equity); provided, immediately upon the ineffectiveness, lapse or termination of any such provision, the Collateral shall include, and such Grantor shall be deemed to have granted a security interest in, all such rights and interests as if such provision had never been in effect.

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SECTION 2. SECURITY FOR OBLIGATIONS; GRANTORS REMAIN LIABLE

     (a) This Agreement secures, and the Collateral is collateral security for, the prompt and complete payment and performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. (S)362(a)), of all Secured Obligations with respect to each Grantor. "SECURED OBLIGATIONS" means:

          (i) with respect to Company, all obligations and liabilities of every nature of Company now or hereafter existing under or arising out of or in connection with the Credit Agreement and the other Credit Documents and any Hedge Agreements; and

          (ii) with respect to each other Grantor, all obligations and liabilities of every nature of such Grantor now or hereafter existing under or arising out of or in connection with the Guaranty, this Agreement and any other Credit Documents to which it is or may become a party;

in each case, together with all extensions or renewals thereof, whether for principal, interest (including without limitation interest that, but for the filing of a petition in bankruptcy with respect to Company, would accrue on such obligations, whether or not a claim is allowed against Company for such interest in the related bankruptcy proceeding), payments for early termination of Hedge Agreements, fees, expenses, indemnities or otherwise, whether voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from Administrative Agent or any Lender, Lender Counterparty or Indemnitee as a preference, fraudulent transfer or otherwise, all reasonable attorneys' fees and other reasonable expenses incurred by Administrative Agent in collecting, realizing, and foreclosing on any of the Collateral, and all obligations of every nature of the Grantors now or hereafter existing under this Agreement; and

     (b) Anything contained herein to the contrary notwithstanding, (i) each Grantor shall remain liable under any Partnership Agreement, LLC Agreement and any other Assigned Agreements included in the Collateral, to the extent set forth therein, to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed; (ii) the exercise by Administrative Agent of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under the Assigned Agreements included in the Collateral; and (iii) Administrative Agent shall not have any obligation or liability under any Partnership Agreement, LLC Agreement or any other Assigned Agreements included in the Collateral by reason of this Agreement, nor shall Administrative Agent be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder. Without limiting the generality of any of the foregoing, this Agreement shall not in any way be deemed to obligate Administrative Agent, any Lender, Lender Counterparty or Indemnitee

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or any purchaser at a foreclosure sale under this Agreement to assume any of any
Grantor's obligations, duties, expenses or liabilities under any LLC Agreement or Partnership Agreement (including any Grantor's obligations as a general partner for the debts and obligations of a Partnership) or to manage the business and affairs of any Partnership or LLC or any of such Grantor's obligations for the debts and obligations of an LLC, or under any and all other agreements now existing or hereafter drafted or executed (collectively, the "GRANTOR OBLIGATIONS") unless Administrative Agent, any Lender, Lender Counterparty or Indemnitee or any such purchaser otherwise expressly agrees in writing to assume any or all of said Grantor Obligations. In the event of foreclosure by Administrative Agent, each Grantor shall remain bound and obligated to perform its Grantor Obligations arising during or otherwise related to its ownership of the Collateral, and neither Administrative Agent nor any Lender, Lender Counterparty or Indemnitee shall be deemed to have assumed any of such Grantor Obligations except as provided in the preceding sentence. Without limiting the generality of the foregoing, neither the grant of the security interest in the Collateral in favor of Administrative Agent as provided herein nor the exercise by Administrative Agent of any of its rights hereunder nor any action by the Administrative Agent in connection with a foreclosure on the Collateral shall be deemed to constitute Administrative Agent or any Lender, Lender Counterparty or Indemnitee a partner of any Partnership or a member of any LLC; provided, in the event Administrative Agent or any purchaser of Collateral at a foreclosure sale elects to become a substituted general partner of any Partnership or manager of any LLC in place of any Grantor, then Administrative Agent or such purchaser, as the case may be, shall adopt in writing the applicable Partnership Agreement or LLC Agreement, as the case may be, and agree to be bound by the terms and provisions thereof.


SECTION 3.  REPRESENTATIONS AND WARRANTIES

     Each Grantor hereby represents and warrants to Administrative Agent and each Lender, which representations and warranties shall survive execution and delivery of this Agreement, as follows:

     3.1.  GENERALLY.  Each of the representations and warranties set forth in
Section 4 of the Credit Agreement is true and correct as if fully set forth herein.

     3.2. NO OTHER LIENS. (a) Except for the Lien granted to Administrative Agent hereunder, such Grantor owns, licenses or leases and, as to all Collateral whether now existing or hereafter acquired will continue to own, license or lease each item of the Collateral pledged by it free and clear of any and all Liens of all other Persons other than Permitted Liens, and such Grantor shall defend the Collateral against all claims and demands of all Persons at any time claiming the same or any interest therein adverse to Administrative Agent.

     (b) No effective financing statement or other evidence of Lien covering or purporting to cover any of the Collateral is on file in any public office other than (i) financing statements filed or to be filed in connection with the security interests granted to Administrative Agent hereunder, (ii) financing statements for which proper termination statements have been delivered to Administrative

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Agent for filing and (iii) financing statements filed in connection with
Permitted Liens. Such Grantor has not consented to any Person other than Administrative Agent having "control" (within the meaning of Section 8-106 of the UCC) over the Collateral Account or any other Collateral.

     3.3. PERFECTED LIENS; PRIORITY. (a) The security interests in the Collateral granted to Administrative Agent hereunder constitute valid security interests in the Collateral.

     (b) (i) Upon the filing of financing statements naming such Grantor, as "debtor" and Administrative Agent as "secured party" and describing the Collateral in the filing offices set forth on Schedule 3.4 hereto and (ii) to the extent not subject to Article 9 of the UCC, (x) in the case of registered and applied for Intellectual Property, upon the recordation of the security interests granted hereunder in patents, trademarks and copyrights and such registrations and applications therefor in the applicable patent, trademark, and copyright registries (with respect to non-U.S. Intellectual Property, only to the extent that the security interest in such Intellectual Property can be perfected in such jurisdictions outside the U.S.), (y) with respect to copyrights upon the registration of such copyrights and the taking of the actions set forth in item (x) above and (z) in the case of motor vehicles, upon the notation of the Lien created hereby upon the certificate of title for such motor vehicle if required by applicable law, the security interests in the Collateral granted to Administrative Agent hereunder will constitute perfected security interests therein superior and prior to all Liens other than Permitted Liens.

     3.4. INVESTMENT PROPERTY. (a) All of the Pledged Stock, Additional Pledged Stock and New Pledged Stock owned by such Grantor has been duly authorized and validly issued and is fully paid and non-assessable; (b) the Pledged Stock, Partnership Interests and LLC Interests owned by such Grantor constitute the percentage of the issued and outstanding equity securities of each issuer thereof set forth on Schedule 1(a), and there are no outstanding warrants, options or other rights to purchase, or other agreements outstanding with respect to, or property that is now or hereafter convertible into, or that requires the issuance or sale of, any of the Pledged Stock, Partnership Interests or LLC Interests; (c) the certificates delivered to Administrative Agent hereunder constitute all certificates representing the Pledged Securities and include any Partnership Certificates and LLC Certificates; (d) all of the Pledged Debt, Additional Pledged Debt and New Pledged Debt owned by such Grantor has been duly authorized, authenticated or issued, and delivered and is the legal, valid and binding obligation of the issuers thereof and is not in default and the Pledged Debt, Additional Pledged Debt and New Pledged Debt delivered to Administrative Agent hereunder constitutes all of the issued and outstanding Indebtedness evidenced by an instrument or promissory note owing to such Grantor; (e) the security interest of Administrative Agent hereunder has been registered on the books and records of any issuer of uncertificated securities included in the Collateral; and (f) with respect to any Investment Property, no consent of any Person, including any other limited or general partner of the Partnerships, any other member of any LLC, or any creditor of any Grantor, is required for either (i) the grant by any Grantor of the security interests granted hereby, (ii the execution, delivery or performance of this Agreement by any Grantor, or (ii the perfection of or the exercise by Administrative Agent of its rights and remedies hereunder (except as may have been taken by or at the direction of any Grantor).

     3.5. INTELLECTUAL PROPERTY. (a) (i) As of the date hereof, Schedule 3.5(a)(i) sets forth, for all Intellectual Property owned by each Grantor, a complete and accurate list, of all U.S. and foreign: (A) patents and patent applications; (B) trademark and service mark registrations (including Internet domain name registrations), trademark and service mark applications and material unregistered trademarks and service marks; and (C) copyright registrations, copyright applications and material unregistered copyrights and all exclusively licensed copyrights. As of the date hereof, none of the Grantors owns or exclusively licenses either individually or in the aggregate (i) any material copyrights, or (ii) any material sound recordings or musical compositions, whether published or not published. All sound recordings or musical compositions used or necessary for each Grantor's business (other than non-material sound recordings and musical compositions as are owned by MLP or MLP Environmental Music, LLC) are utilized solely pursuant to non-exclusive License Agreements with third parties, true and complete copies of each such non-exclusive License Agreement in effect on the Closing Date have been provided to Administrative Agent.

           (ii) As of the date hereof, Schedule 3.5(a)(ii) lists all contracts for material Proprietary Software which is owned, licensed, leased or otherwise used by each Grantor (other than Proprietary Software purchased or licensed for less than a total cost of $1,000), and identifies which Proprietary Software is owned or licensed.

           (iii) As of the date hereof, Schedule 3.5(a)(iii) sets forth a complete and accurate list of all License Agreements to which any Grantor is a party or otherwise bound, as licensee or licensor thereunder, and which are material to the operation of any Grantor's business.

     (b) (i) Each Grantor owns or has the right to use all material Intellectual Property used in or necessary to its business, free and clear of all Liens other than Permitted Liens; (ii) except as would not, individually or in the aggregate, have a Material Adverse Effect, any Intellectual Property owned by any Grantor is in full force and effect and has not been cancelled, expired or abandoned and to the best of each Grantor's knowledge is valid; (iii) as of the date hereof, except as set forth on Schedule 3.5(b)(iii), no Grantor has received written notice from any third party regarding any actual or potential infringement by it of any intellectual property of such third party, and to the best of each Grantor's knowledge, the conduct of its business as currently conducted does not infringe on the intellectual property of any third party; (iv) as of the date hereof, except as set forth on Schedule 3.5(b)(iv) no Grantor has received written notice from any third party regarding any assertion or claim challenging the validity of any Intellectual Property owned or used by such Grantor and no Grantor has any knowledge of any basis for such a claim; (v) as of the date hereof, no Grantor has licensed or sublicensed any material rights in any Intellectual Property, or received or been granted any such rights, other than pursuant to the License Agreements; (vi) except as set forth on Schedule 3.5(b)(vi), to the best of each Grantor's knowledge, no third party is misappropriating, infringing, diluting or violating any Intellectual Property owned by any Grantor; (vii) the License Agreements are valid and binding obligations of the applicable Grantor, enforceable in accordance with their terms, and there exists no event or condition which will result in a violation or breach of, or constitute a default by such Grantor or, to the knowledge of any Grantor, the other party thereto, under any such License Agreement; (viii) each of the Grantors takes reasonable measures to protect the confidentiality of material Trade Secrets including requiring third parties having access thereto to execute written nondisclosure agreements and no material Trade Secret of any Grantor has been authorized to be disclosed to any third party or to the best of each Grantor's knowledge disclosed to any third party, other than pursuant to a written nondisclosure agreement that adequately protects the Grantor's proprietary interests in and to such material Trade Secrets; (ix) the consummation of the Transactions will not result in the loss or impairment of any Grantor to own or use any of the Intellectual Property which are material to the operation of such Grantor's business, nor, except as set forth on Schedule 3.5(b)(ix), will such consummation require the consent of any third party in respect of any Intellectual Property which, individually or in the aggregate, are material to the operation of such Grantor's business; and
(x) all Proprietary Software owned by any Grantor set forth in Schedule 3.5(a)(ii) was either developed (A) by employees of a Grantor within the scope of their employment; or (B) by independent contractors who have assigned all of their rights to a Grantor pursuant to written agreement.

     (c) No Grantor employs any employee, contractor or consultant who, to any Grantor's knowledge, is in violation of any material term of any written employment contract, patent disclosure agreement or any other written contract or agreement relating to the relationship of any such employee, consultant or contractor with such Grantor or, to such Grantor's knowledge, with another party that could reasonably be expected to negatively affect such Grantor's rights in any material Intellectual Property.

     3.6. LOCATION OF EQUIPMENT AND INVENTORY. All of the Equipment and Inventory is, as of the date hereof, located in the jurisdictions specified in
Schedule 3.6.

     3.7. OFFICE LOCATIONS. As of the date hereof the chief place of business, the chief executive office and the offices where such Grantor keeps its records regarding the Accounts and all originals of all chattel paper that evidence Accounts is, and, except as otherwise indicated on Schedule 3.7, has been for the four month period preceding the date hereof, located at the places indicated on Schedule 3.7.

     3.8. OTHER NAMES. No Grantor has in the past ten years done, and does not now do, business under any other name (including any trade-name or fictitious business name) except for those names set forth on Schedule 3.8.


SECTION 4.  FURTHER ASSURANCES; ADDITIONAL GRANTORS

     4.1. GENERALLY. Each Grantor agrees that from time to time, at the expense of Grantors, such Grantor will promptly execute and deliver all further agreements, instruments and documents, and take all further action, that may be necessary or desirable, or that Administrative Agent may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Administrative Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Grantor will (a) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary, or as Administrative Agent may reasonably request, in order to perfect and preserve the security interests granted or purported to be granted hereby; (b) at any reasonable time, upon request by Administrative Agent, exhibit the Collateral to and allow inspection of the Collateral by Administrative Agent, or persons designated by Administrative Agent; (c) use commercially reasonable efforts to obtain any necessary consents of third parties to the assignment and perfection of a security interest to Administrative Agent with respect to any Collateral; and
(d) at Administrative Agent's request, appear in and defend any action or proceeding that may affect Grantor's title to or Administrative Agent's security interest in all or any part of the Collateral. Each Grantor hereby authorizes Administrative Agent to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of Grantor. Each Grantor agrees that a carbon, photographic or other reproduction of this Agreement or of a financing statement signed by Grantor shall be sufficient as a financing statement and may be filed as a financing statement in any and all jurisdictions. Each Grantor will furnish to Administrative Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Administrative Agent may reasonably request, all in reasonable detail and in form reasonably satisfactory to Administrative Agent.

     4.2. INVESTMENT PROPERTY. (a) Each Grantor agrees that it will, upon obtaining any additional shares of stock or other securities or Indebtedness required to be pledged hereunder as Additional Pledged Securities, promptly (and in any event within five Business Days) deliver to Administrative Agent a Pledge Supplement, duly executed by Grantor, in substantially the form of Exhibit A (a "PLEDGE SUPPLEMENT"), in respect of the Additional Pledged Securities to be pledged pursuant to this Agreement. All certificates, instruments or promissory notes representing or evidencing the Collateral shall be delivered to and held by or on behalf of Administrative Agent pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Administrative Agent. Each Grantor hereby authorizes Administrative Agent to attach each Pledge Supplement to this Agreement and agrees that all Additional Pledged Securities of Grantor listed on any Pledge Supplement shall for all purposes hereunder be considered Collateral of Grantor; provided, the failure of any Grantor to execute a Pledge Supplement with respect to any Additional Pledged Securities pledged pursuant to this Agreement shall not impair the security interest of Administrative Agent therein or otherwise adversely affect the rights and remedies of Administrative Agent hereunder with respect thereto.

     (b) Each Grantor shall cause each Person which is an issuer of an uncertificated security included in the Collateral to execute and deliver all instruments and documents in order to perfect and protect any security interest granted or purported to be granted in such uncertificated securities, to establish "CONTROL" (as such term is defined in the UCC) by Administrative Agent over such Collateral or to enable Administrative Agent to exercise and enforce its rights and remedies hereunder with respect to such Collateral, including (i) register the security interest granted hereby upon the books of such Person in accordance with Article 8 of the UCC, and (ii deliver to Administrative Agent an Acknowledgment of Pledge, duly executed by such the issuer of the applicable uncertificated security, in substantially the form of Exhibit B (an "ACKNOWLEDGMENT OF

PLEDGE"). Each Grantor shall take all further action Administrative Agent may reasonably request to give effect to the foregoing.

     (c) Each Grantor shall notify Administrative Agent promptly upon obtaining any security entitlement or securities account. Upon the request of Administrative Agent, each Grantor shall enter into, and shall cause each Person which is a securities intermediary with respect to any security entitlement or securities account of such Grantor to enter into, a control agreement, in substantially the form of Exhibit C (a "CONTROL AGREEMENT"), and shall take all further action Administrative Agent may reasonably request, in order to perfect and protect any security interest granted or purported to be granted in such security entitlement or securities account, to establish "CONTROL" (as such term is defined in the UCC) by Administrative Agent over such Collateral or to enable Administrative Agent to exercise and enforce its rights and remedies hereunder with respect to such Collateral, and shall deliver to Administrative Agent a Control Agreement, duly executed by such Grantor and such securities intermediary.

     4.3. INTELLECTUAL PROPERTY COLLATERAL. If any Grantor shall hereafter obtain rights to any new Intellectual Property or become entitled to the benefit of any new Intellectual Property the provisions of this Agreement shall automatically apply thereto. Following the filing, registration or acquisition by Grantor of any registration or application for any Intellectual Property, each Grantor shall promptly (but in no event more than 30 days thereafter) notify Administrative Agent in writing of any of the foregoing and shall execute and deliver to Administrative Agent and record in all places where the security interests in Intellectual Property granted hereunder are recorded a Pledge Supplement or, as reasonably requested by Administrative Agent, where otherwise necessary to record, pursuant to which Grantor shall confirm the grant to Administrative Agent a security interest to the extent of its interest in such Intellectual Property. In addition to the foregoing, each Grantor hereby authorizes Administrative Agent to modify this Agreement without obtaining Grantor's approval of or signature to such modification by amending Schedules 3.5(a)(i), 3.5(a)(ii) and 3.5(a)(iii), as applicable, to include reference to any right, title or interest in any existing Intellectual Property or any Intellectual Property acquired or developed by Grantor after the execution hereof or to delete any reference to any right, title or interest in any Intellectual Property in which Grantor no longer has or claims any right, title or interest.

     4.4. ACCOUNTS. Each Grantor shall (a) mark conspicuously each item of chattel paper included in the Accounts, each Related Contract and, at the reasonable request of Administrative Agent, each of its records pertaining to the Collateral, with a legend, in form and substance reasonably satisfactory to Administrative Agent, indicating that such Collateral is subject to the security interest granted hereby, and (b) deliver and pledge to Administrative Agent hereunder all promissory notes and other instruments (excluding checks) and all original counterparts of chattel paper constituting Collateral, duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance reasonably satisfactory to Administrative Agent.

     4.5. EQUIPMENT. Each Grantor shall (a) promptly after the acquisition by such Grantor of any item of Equipment which is covered by a certificate of title under a statute of any jurisdiction under the law of which indication of a security interest on such certificate is required as a condition of perfection thereof, notify Administrative Agent and upon the reasonable request of Administrative Agent, execute and file with the registrar of motor vehicles or other appropriate authority in such jurisdiction an application or other document requesting the notation or other indication of the security interest created hereunder on such certificate of title, and (b) upon the reasonable request of Administrative Agent, deliver to Administrative Agent copies of all such applications or other documents filed during such calendar quarter and copies of all such certificates of title issued during such calendar quarter indicating the security interest created hereunder in the items of Equipment covered thereby.

     4.6. ADDITIONAL GRANTORS. From time to time subsequent to the date hereof, additional Persons may, and shall if required by Section 5.9 of the Credit Agreement, become parties hereto as additional Grantors (each, an "ADDITIONAL GRANTOR"), by executing a Counterpart Agreement. Upon delivery of any such Counterpart Agreement to Administrative Agent, notice of which is hereby waived by Grantors, each Additional Grantor shall be a Grantor and shall be as fully a party hereto as if Additional Grantor were an original signatory hereto. Each Grantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Grantor hereunder, nor by any election of Administrative Agent not to cause any Subsidiary of Company to become an Additional Grantor hereunder. This Agreement shall be fully effective as to any Grantor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Grantor hereunder.


SECTION 5.  COVENANTS OF GRANTORS

     5.1. GENERALLY. Each Grantor shall (a) except for the security interest created by this Agreement, not create or suffer to exist any Lien upon or with respect to any of the Collateral, except Permitted Liens; (b) not use or permit any Collateral to be used unlawfully or in violation of any provision of this Agreement or any applicable statute, regulation or ordinance or any policy of insurance covering the Collateral; (c) notify Administrative Agent of any change in Grantor's name, identity or corporate structure within 15 days after such change; (d) give Administrative Agent 15 days' prior written notice of any change in such Grantor's chief place of business, chief executive office or residence or the office where such Grantor keeps its records regarding the Accounts and all originals of all chattel paper that evidence Accounts; (e) hereafter use commercially reasonable efforts so as not to permit the inclusion in any contract to which it hereafter becomes a party of any provision that could or might in any way materially impair or prevent the creation of a security interest in, or the assignment of, such contract by such Grantor; (f) if Administrative Agent gives value to enable Grantor to acquire rights in or the use of any Collateral, use such value for such purposes; (g) pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Collateral, except to the extent permitted by the Credit Agreement; and (h) upon any officer of such Grantor obtaining knowledge thereof, promptly notify Administrative Agent in writing of any event that may materially and adversely affect the value of a material portion of the Collateral, the ability of Grantor or Administrative Agent to dispose of the Collateral or any material portion thereof, or the rights and remedies of Administrative Agent in relation thereto, including, without limitation, the levy of any legal process against the Collateral or any material portion thereof. No Grantor shall sell, transfer or assign (by operation of law or otherwise) any Collateral except as permitted by Section 6 of the Credit Agreement (a "PERMITTED SALE"). So long as (i) no Event of Default shall have occurred and is then continuing or would occur after giving effect to a Permitted Sale, and (ii the Net Asset Sale Proceeds with respect to such Permitted Sale are delivered to Administrative Agent contemporaneously with such Permitted Sale to the extent required by the Credit Agreement or are otherwise applied as required by the Credit Agreement, Administrative Agent shall release the Lien hereof encumbering the Collateral that is the subject of such Permitted Sale. Administrative Agent shall execute each and every appropriate filing statement and/or recording document reasonably requested by any Grantor in connection with the foregoing. Any reasonable expense or cost incurred by Administrative Agent in connection with any such release shall be for the account of the applicable Grantor.

     5.2.  INVESTMENT PROPERTY.

     (a) DELIVERY. (i) All certificates, notes or instruments representing or evidencing the Investment Property shall be delivered to and held by or on behalf of Administrative Agent pursuant hereto and shall be in suitable form for transfer by delivery or, as applicable, shall be accompanied by Grantor's endorsement, where necessary, or duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Administrative Agent. Upon the occurrence and during the continuation of an Event of Default, Administrative Agent shall have the right, without notice to any Grantor, to transfer to or to register in the name of Administrative Agent or any of its nominees any or all of the Investment Property. For the better perfection of Administrative Agent's rights in and to the Investment Property, if requested by Administrative Agent during the continuance of an Event of Default such Grantor shall forthwith, upon the pledge of any Investment Property hereunder, cause such Investment Property to be registered in the name of such nominee or nominees as Administrative Agent shall direct. In addition, Administrative Agent shall have the right at any time during the continuance of an Event of Default to exchange certificates or instruments representing or evidencing Investment Property for certificates or instruments of smaller or larger denominations.

           (ii) Each Grantor hereby consents to the pledge of the Partnership Interests by each other Grantor in each Partnership pursuant to the terms hereof, and, subject to Section 7, to the transfer of such Partnership Interests to Administrative Agent or its nominee and to the substitution of Administrative Agent or its nominee as a substituted Partner of each such Partnership with all the rights, powers and duties of a general partner or a limited partners, as the case may be. Each Grantor hereby agrees it shall never vote for any amendment to any Partnership/LLC Agreement which causes its interest to become a "security" (as defined in the Article 8 of the UCC) that is not a "certificated security" (as defined in Article 8).

           (iii) Each Grantor hereby consents to the pledge of the LLC Interests by each other Grantor in each LLC pursuant to the terms hereof, and, subject to Section 7, to the transfer of such LLC Interests to Administrative Agent or its nominee and to the substitution of Administrative Agent or its nominee as a substituted member of the LLC with all the rights, powers and duties of a member of the LLC in question. Each Grantor hereby agrees it shall never vote for any amendment to any Partnership/LLC Agreement which causes its interest to become a "security" (as defined in the Article 8 of the UCC) that is not a "certificated security" (as defined in Article 8).

     (b) COVENANTS. Each Grantor shall (i) not permit any issuer of Pledged Securities to merge or consolidate unless all the outstanding Capital Stock of the surviving or resulting corporation is, upon such merger or consolidation, pledged hereunder and no Cash, securities or other property is distributed in respect of the outstanding shares of any other constituent corporation; (ii cause each issuer of Pledged Securities that is a Subsidiary of such Grantor not to issue any stock or other securities in addition to or in substitution for the Pledged Securities issued by such issuer, except to such Grantor; (iii) deliver to Administrative Agent, immediately upon their issuance, any and all instruments or promissory notes or other evidences of Additional Pledged Debt and New Pledged Debt; (iv) promptly deliver to Administrative Agent all written notices received by it with respect to the Investment Property; (v) deliver to Administrative Agent, immediately upon its acquisition (directly or indirectly) thereof, any and all certificates evidencing Additional Pledged Stock and any and all New Pledged Stock evidenced by a certificate; provided, notwithstanding anything contained in this clause (v) to the contrary, in no event shall the Additional Pledged Stock or New Pledged Stock (when added to the other Pledged Stock) include more than 65% of the issued and outstanding shares of the Capital Stock of any Foreign Subsidiary; (vi) register the Administrative Agent as the registered owner of all uncertificated securities constituting part of the Additional Pledged Stock or New Pledged Stock hereunder in the books and records of each issuer and deliver to Administrative Agent an Acknowledgment and Pledge with respect thereto; (vii) promptly deliver to Administrative Agent notice of the conversion of any partnership interests in a Partnership Agreement or any membership interests in a LLC to certificated form; (viii) not (A) cancel or terminate any of the Partnership Agreements or LLC Agreements or consent to or accept any cancellation or termination thereof, (B) sell, assign (by operation of law or otherwise) or otherwise dispose of any part of its Partnership Interests or its LLC Interests, (C) amend, supplement or otherwise modify any of the Partnership Agreements or any of the LLC Agreements (as in effect on the date hereof or the date of execution thereof), (D) waive any default under or breach of any of the Partnership Agreements or any of the LLC Agreements or waive, fail to enforce, forgive or release any right, interest or entitlement of any kind, howsoever arising, under or in respect of any of the Partnership Agreements or any of the LLC Agreements or vary or agree to the variation in any respect of any of the provisions of any of the Partnership Agreements or any of the LLC Agreements or the performance of any other Person under any of the Partnership Agreements or any of the LLC Agreements, or (E) petition, request or take any other legal or administrative action which seeks, or may reasonably be expected, to rescind, to terminate or to suspend any of the Partnership Agreements or any of the LLC Agreements or to amend or modify any of the Partnership Agreements or any of the LLC Agreements; (ix) at its expense (A) perform and comply in all material respects with all terms and provisions of the Partnership Agreements and the LLC Agreements required to be performed or complied with by it, (B) maintain the Partnership Agreements and the LLC Agreements to which it is a party in full force and effect, and (C) enforce each of the Partnership Agreements and each of the LLC Agreements to which it is a party in accordance with its terms; and (x) not vote to permit the Partnerships or the LLCs to enter into any transaction of merger or consolidation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution); provided that the foregoing clauses (viii), (ix) and (x) shall also apply to any subsequent partnership and limited liability company agreements to which any Grantor becomes a party.

     (c) VOTING AND DISTRIBUTIONS. (i) So long as no Event of Default shall have occurred and be continuing, each Grantor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Investment Property or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Credit Agreement. Grantor shall be entitled to receive and retain, and to utilize free and clear of the Lien of this Agreement, any and all dividends and interest paid in respect of the Investment Property; provided, any and all (A) dividends and interest paid or payable other than in Cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Investment Property, (B) dividends and other distributions paid or payable in Cash in respect of any Investment Property in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and (C) Cash paid, payable or otherwise distributed in respect of principal or in redemption of or in exchange for any Investment Property, shall be, and shall forthwith be delivered to Administrative Agent to hold as, Investment Property and shall, if received by Grantor, be received in trust for the benefit of Administrative Agent, be segregated from the other property or funds of Grantor and be forthwith delivered to Administrative Agent as Investment Property in the same form as so received (with all necessary endorsements). Administrative Agent shall promptly execute and deliver (or cause to be executed and delivered) to Grantor all such proxies, dividend payment orders and other instruments as Grantor may from time to time reasonably request for the purpose of enabling Grantor to exercise the voting and other consensual rights when and to the extent which it is entitled to exercise pursuant to clause (i) above and to receive the dividends, principal or interest payments which it is authorized to receive and retain pursuant to the preceding sentence.

          (ii) Upon the occurrence and during the continuation of an Event of Default, (A) upon written notice from Administrative Agent to any Grantor, all rights of Grantor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant hereto shall cease, and all such rights shall thereupon become vested in Administrative Agent who shall thereupon have the sole right to exercise such voting and other consensual rights; (B) all rights of Grantor to receive the dividends and interest payments which it would otherwise be authorized to receive and retain pursuant hereto shall cease, and all such rights shall thereupon become vested in Administrative Agent who shall thereupon have the sole right to receive and hold as Investment Property such dividends and interest payments; (C) all payments which are received by Grantor contrary to the provisions of clause (B) above shall be received in trust for the benefit of Administrative Agent, shall be segregated from other funds of Grantor and shall forthwith be paid over to Administrative Agent as Investment Property in the same form as so received (with any necessary endorsements); and (D) all rights of such Grantor or receive any and all payments under or in connection with the Partnership Agreements and/or the LLC Agreements, including but not limited to the profits, dividends, and other distributions which it would otherwise be authorized to receive and retain pursuant hereto, shall cease, and all such rights shall thereupon become vested in

Administrative Agent who shall thereupon have the sole right to receive and hold such payments as Collateral.

           (iii) IN ORDER TO PERMIT ADMINISTRATIVE AGENT TO EXERCISE THE VOTING AND OTHER CONSENSUAL RIGHTS WHICH IT MAY BE ENTITLED TO EXERCISE PURSUANT HERETO AND TO RECEIVE ALL DIVIDENDS AND OTHER DISTRIBUTIONS WHICH IT MAY BE ENTITLED TO RECEIVE HEREUNDER, (A) EACH GRANTOR SHALL PROMPTLY EXECUTE AND DELIVER (OR CAUSE TO BE EXECUTED AND DELIVERED) TO ADMINISTRATIVE AGENT ALL SUCH PROXIES, DIVIDEND PAYMENT ORDERS AND OTHER INSTRUMENTS AS ADMINISTRATIVE AGENT MAY FROM TIME TO TIME REASONABLY REQUEST, AND (B) WITHOUT LIMITING THE EFFECT OF CLAUSE (A) ABOVE, EACH GRANTOR HEREBY GRANTS TO ADMINISTRATIVE AGENT AN IRREVOCABLE PROXY TO VOTE THE PLEDGED SECURITIES AND TO EXERCISE ALL OTHER RIGHTS, POWERS, PRIVILEGES AND REMEDIES TO WHICH A HOLDER OF THE PLEDGED SECURITIES WOULD BE ENTITLED (INCLUDING GIVING OR WITHHOLDING WRITTEN CONSENTS OF SHAREHOLDERS, CALLING SPECIAL MEETINGS OF SHAREHOLDERS AND VOTING AT SUCH MEETINGS), WHICH PROXY SHALL BE EFFECTIVE, AUTOMATICALLY AND WITHOUT THE NECESSITY OF ANY ACTION (INCLUDING ANY TRANSFER OF ANY PLEDGED SECURITIES ON THE RECORD BOOKS OF THE ISSUER THEREOF) BY ANY OTHER PERSON (INCLUDING THE ISSUER OF THE PLEDGED SECURITIES OR ANY OFFICER OR AGENT THEREOF), UPON THE OCCURRENCE AND DURING THE CONTINUATION OF AN EVENT OF DEFAULT, AND WHICH PROXY SHALL ONLY TERMINATE UPON THE PAYMENT IN FULL OF THE SECURED OBLIGATIONS.

     5.3. COLLATERAL ACCOUNT. Administrative Agent is hereby authorized to establish and maintain at its office at Canadian Imperial Bank of Commerce, as a blocked account in New York in the name of Administrative Agent and under the sole dominion and control of Administrative Agent, a restricted deposit account designated as "Muzak LLC Collateral Account". Amounts shall, without limitation, be deposited in the Collateral Account pursuant to Sections 5.6 and 7 hereof and pursuant to Section 2.2A of the Credit Agreement and as set forth in each other Collateral Document. All amounts at any time held in the Collateral Account shall be beneficially owned by Company but shall be held in the name of Administrative Agent hereunder, for the benefit of Lenders, Lender Counterparties and Indemnitees, as collateral security for the Secured Obligations upon the terms and conditions set forth herein. Company shall have no right to withdraw, transfer or, except as expressly set forth herein, otherwise receive any funds deposited into the Collateral Account. Anything contained herein to the contrary notwithstanding, the Collateral Account shall be subject to such applicable laws, and such applicable regulations of the Board of Governors of the Federal Reserve System and of any other appropriate banking or governmental authority, as may now or hereafter be in effect. All deposits of funds in the Collateral Account shall be made by wire transfer (or, if applicable, by intra-bank transfer from another account of Company) of immediately available funds in accordance with written wire transfer instructions provided to Company by Administrative Agent. Company shall, promptly after initiating a transfer of funds to the Collateral Account, give notice to Administrative Agent by telefacsimile of the date, amount and method of delivery of such deposit. Cash held by Administrative Agent in the Collateral Account shall not be invested by Administrative Agent but instead shall be maintained as a Cash deposit in the Collateral Account pending application thereof as elsewhere provided in this Agreement. To the extent permitted under Regulation Q of the Board of Governors of the Federal Reserve System, any Cash held in the Collateral Account shall bear interest at the standard rate paid by Administrative Agent to its customers for deposits of like amounts and terms. Subject to Administrative Agent's rights hereunder, any interest earned on deposits of Cash in the Collateral Account shall be deposited directly in, and held in the Collateral Account.

     5.4.  INTELLECTUAL PROPERTY COLLATERAL.

     (a) COVENANTS. Each Grantor shall hereafter use commercially reasonable efforts to prohibit the inclusion in any contract to which it hereafter becomes a party of any provision that could in any way materially impair or prevent the creation of a security interest in, or the assignment of, Grantor's rights and interests therein or in any Intellectual Property acquired under such contracts. Each Grantor shall also take all steps reasonably necessary to (i) protect the secrecy of all material Trade Secrets relating to their respective business and the products and services sold or delivered under or in connection with the Intellectual Property; (ii) use proper statutory notice and marking practices in connection with its use of any of the Intellectual Property to the extent necessary for the enforcement of such Intellectual Property without loss of any rights; (iii) use consistent standards of quality (which may be consistent with Grantor's past practices) in the manufacture, sale and delivery of products and services sold or delivered under or in connection with the Intellectual Property; (iv) furnish to Administrative Agent from time to time statements and schedules further identifying and describing any Intellectual Property and such other reports in connection with such Collateral as Administrative Agent may reasonably request, all in reasonable detail; and (v) diligently keep records respecting the material Intellectual Property and at all times keep at least one complete set of its records concerning such Collateral at its chief executive office or principal place of business. Each Grantor shall not do any act or omit to do any act whereby any of the Intellectual Property which is material to the business of such Grantor would reasonably be expected to lapse, or become abandoned, dedicated to the public, or unenforceable, or which would adversely affect the validity, grant, or enforceability of the security interest granted herein in such material Intellectual Property, other than with the prior written consent of Administrative Agent. Each Grantor shall (a) provide Administrative Agent with copies of each written notice from any third party regarding any actual or potential infringement by it of any intellectual property of such third party and (b) shall notify Administrative Agent if, to the best of each Grantor's knowledge, the conduct of its business as then conducted infringes on the intellectual property of any third party. Each Grantor shall provide Administrative Agent with copies of each written notice from any third party regarding any assertion or claim challenging the validity of any Intellectual Property owned or used by such Grantor and shall notify Administrative Agent if any Grantor has knowledge of any basis for such a claim. No Grantor shall license or sublicense any material rights in any Intellectual Property or receive or be granted any such rights, other than pursuant to License Agreements.

     (b) COLLECTIONS. Except as otherwise provided in this Section 5.4, each Grantor shall continue to collect, at its own expense, all amounts due or to become due to Grantor in respect of the Intellectual Property or any portion thereof. In connection with such collections, each Grantor may take (and, at Administrative Agent's reasonable direction, shall take) such action as Grantor or Administrative Agent may deem reasonably necessary or advisable to enforce collection of such amounts; provided, Administrative Agent shall have the right at any time, upon the occurrence and during the continuation of an Event of Default and upon written notice to Grantor of its intention to do so, to notify the obligors with respect to any such amounts of the existence of the security interest created hereby and to direct such obligors to make payment of all such amounts directly to Administrative Agent, and, upon such notification and at the expense of Grantor, to enforce collection of any such amounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as Grantor might have done. After receipt by any Grantor of the notice from Administrative Agent referred to in the proviso to the preceding sentence and during the continuation of any Event of Default, (i) all amounts and proceeds (including checks and other instruments) received by Grantor in respect of amounts due to Grantor in respect of the Collateral or any portion thereof shall be received in trust for the benefit of Administrative Agent hereunder, shall be segregated from other funds of Grantor and shall be forthwith paid over or delivered to Administrative Agent in the same form as so received (with any necessary endorsement) to be held as Cash Collateral and applied as provided by
Section 7.5, and (ii) Grantor shall not adjust, settle or compromise the amount or payment of any such amount or release wholly or partly any obligor with respect thereto or allow any credit or discount thereon.

     (c) APPLICATIONS AND REGISTRATIONS. Each Grantor shall have the duty diligently, through counsel reasonably acceptable to Administrative Agent, to prosecute, file and/or make, (i) any application relating to any of the Intellectual Property owned by Grantor and identified on Schedules 3.5(a)(i), 3.5(a)(ii) or 3.5(a)(iii), that is pending as of the date of this Agreement,
(ii) any applications for registration of any existing or future unregistered but material copyrightable works owned by any Grantor (except for works of nominal commercial value), (iii) any existing patent application or applications for future patentable but unpatented invention owned by any Grantor and included in the Intellectual Property,(iv) any Intellectual Property opposition and cancellation proceedings, reexaminations or similar challenges to the extent reasonably necessary to maintain and protect the material Intellectual Property, and (v) renew Intellectual Property registrations and do any and all acts which are necessary or desirable, as determined in such Grantor's commercially reasonable judgment, to preserve and maintain all rights in all Intellectual Property. Notwithstanding the foregoing, none of the Grantors shall be required to take the foregoing actions with respect to an item of Intellectual Property in the event such Grantor determines, in its reasonable business judgment, that the relevant item of Intellectual Property is no longer used in or proposed for use in the conduct of its business or is of nominal commercial value. Any expenses incurred in connection therewith shall be borne solely by Grantor. Subject to the foregoing, each Grantor shall give Administrative Agent prior written notice of any abandonment of any material Intellectual Property or any right to file an Intellectual Property application, or any pending Intellectual Property application or any determination not to renew a registration or patent included in the Intellectual Property.

     (d) LITIGATION. Except as provided herein, each Grantor shall have the right to commence and prosecute in its own name, as real party in interest, for its own benefit and at its own expense, such suits, proceedings or other actions for infringement, unfair competition, dilution, misappropriation or other damage, or reexamination or reissue proceedings as are in its commercially reasonable judgment necessary to protect the Intellectual Property. Administrative Agent shall provide, at such Grantor's expense, all reasonable and necessary cooperation in connection with any such suit, proceeding or action including, without limitation, joining as a necessary party. Each Grantor shall promptly, following its becoming aware thereof, notify Administrative Agent of the institution of, or of any adverse determination in, any proceeding (whether in the United States Patent and Trademark Office, the United States Copyright Office or any federal, state, local or foreign court, administrative agency or registry) or regarding Grantor's ownership, right to use, or interest in any material Intellectual Property. Grantor shall provide to Administrative Agent any information known by Grantor or its agents with respect thereto reasonably requested by Administrative Agent.

     (e) CERTAIN RIGHTS OF ADMINISTRATIVE AGENT. In addition to, and not by way of limitation of, the granting of a security interest in the Collateral pursuant hereto, each Grantor, hereby grants to Administrative Agent a non-exclusive, fully paid, royalty free license in all of each Grantor's right, title and interest in and to the Intellectual Property to the extent necessary to enable Administrative Agent to use, possess and realize on the Collateral in connection with the exercise of the Administrative Agent's rights and remedies hereunder or as a matter of law or equity (to the extent Administrative Agent is entitled to exercise its rights and remedies under law and equity). This license shall inure to the benefit of all successors, assigns and transferees of Administrative Agent and their successors, assigns and transferees, whether by voluntary conveyance, operation of law, assignment, transfer, foreclosure, deed in lieu of foreclosure, or otherwise. Each Grantor shall have such rights of quality control and inspection which are reasonably necessary to preserve the validity of the trademarks included in the Intellectual Property. In addition, each Grantor hereby grants to Administrative Agent and its employees, representatives and agents the right to visit each Grantor's and any of its Affiliate's or subcontractor's plants, facilities and other places of business that are utilized in connection with the manufacture, production, inspection, storage or sale of products and services sold or delivered under any of the Intellectual Property (or which were so utilized during the prior six month period), and to inspect the quality control and all other records relating thereto upon reasonable advance written notice to such Grantor and at reasonable dates and times and as often as may be reasonably requested.

     5.5. EQUIPMENT AND INVENTORY. (a) Each Grantor shall keep the Equipment and Inventory in the jurisdictions specified on Schedule 3.6; provided that such Grantor may establish a new location for such Inventory and Equipment only if
(i) it shall have given to Administrative Agent not less than 15 days' prior written notice of its intention to do so, clearly describing such new location and providing such other information in connection therewith as the Administrative Agent may reasonably request, and (ii) with respect to such new location, it shall have taken all action satisfactory to Administrative Agent as may be necessary and as Administrative Agent may reasonably request to maintain the security interest of Administrative Agent in the Collateral intended to be granted hereby at all times fully perfected with the same or better priority and in full force and effect.

     (b)   Each Grantor shall:

           (i) cause the Equipment owned by such Grantor to be maintained and preserved in the same condition, repair and working order as when new, ordinary wear and tear excepted, and in accordance with such Grantor's past practices. Each Grantor shall promptly furnish to Administrative Agent a statement respecting any material loss or damage to any of the Equipment owned by such Grantor;

           (ii) keep correct and accurate records of the Inventory, itemizing and describing the kind, type and quantity of Inventory, such Grantor's cost therefor and (where applicable) the current list prices for the Inventory in accordance with prudent business practices; and

           (iii) if any Inventory is in possession or control of any of such Grantor's agents or processors, upon the occurrence and during the continuance of an Event of Default, instruct such agent or processor to hold all such Inventory for the account of Administrative Agent and subject to the instructions of Administrative Agent.

     5.6. CHIEF EXECUTIVE OFFICE; ACCOUNTS AND RELATED CONTRACTS. (a) Each Grantor shall keep its chief place of business and chief executive office and the office where it keeps its records concerning the material Accounts and Related Contracts, and all originals of all chattel paper that evidence Accounts, at the location therefor specified on Schedule 3.7; provided that such Grantor may establish a new location for its chief executive office only if (i) it shall have given to Administrative Agent not less than 15 days' prior written notice of its intention to do so, clearly describing such new location and providing such other information in connection therewith as the Administrative Agent may reasonably request, and (ii) with respect to such new location, it shall have taken all action satisfactory to Administrative Agent as may be necessary and as Administrative Agent may reasonably request to maintain the security interest of Administrative Agent in the Collateral intended to be granted hereby at all times fully perfected with the same or better priority and in full force and effect.

     (b)   Each Grantor shall:

           (i) in accordance with prudent business practices, maintain (A) complete records of all Accounts, including records of all payments received, credits granted and merchandise returned, and (B) all documentation relating thereto; and

           (ii) except as otherwise provided in this subsection (ii), continue to collect, at its own expense, all amounts due or to become due to such Grantor under the Accounts and Related Contracts, and in connection with such collections, such Grantor shall take such action as such Grantor or Administrative Agent may deem necessary or advisable to enforce collection of amounts due or to become due under the Accounts; provided, Administrative Agent shall have the right at any time, upon the occurrence and during the continuation of an Event of Default and upon written notice to such Grantor of its intention to do so, to notify the account debtors or obligors under any Accounts of the assignment of such Accounts to Administrative Agent and to direct such account debtors or obligors to make payment of all amounts due or to become due to such Grantor thereunder directly to Administrative Agent, to notify each Person maintaining a lockbox or similar arrangement to which account debtors or obligors under any Accounts have been directed to make payment to remit all amounts representing collections on checks and other payment items from time to time sent to or deposited in such lockbox or other arrangement directly to Administrative Agent and, upon such notification and at the expense of such Grantor, to enforce collection of any such Accounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done. After receipt by any Grantor of the notice from Administrative Agent referred to in the proviso to the preceding sentence, (A) any payments of Accounts, received by such Grantor shall be forthwith (and in any event within two Business Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to Administrative Agent if required, in the Collateral Account, (B) until so turned over in accordance with the preceding subsection
(A), all amounts and proceeds (including checks and other instruments) received by such Grantor in respect of the Accounts and the Related Contracts shall be received in trust for the benefit of Administrative Agent hereunder and shall be segregated from other funds of such Grantor and (C) such Grantor shall not adjust, settle or compromise the amount or payment of any Account, or release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon.

     5.7.  ASSIGNED AGREEMENTS.  (a) Each Grantor shall at its expense:

           (i) if consistent with sound business practices, perform and observe all terms and provisions of the Assigned Agreements to be performed or observed by it, maintain the Assigned Agreements in full force and effect, enforce the Assigned Agreements in accordance with their terms, and take all such action to such end as may be from time to time reasonably requested by Administrative Agent; and

           (ii) upon the reasonable request of Administrative Agent, furnish to Administrative Agent, promptly upon receipt thereof, copies of all notices, requests and other documents received by such Grantor under or pursuant to the Assigned Agreements, and from time to time (A) furnish to Administrative Agent such information and reports regarding the Assigned Agreements as Administrative Agent may reasonably request and (B) upon the reasonable request of Administrative Agent make to the parties to such Assigned Agreements such demands and requests for information and reports for action as such Grantor is entitled to make under such Assigned Agreements.

     (b) Upon the occurrence and during the continuation of an Event of Default, no Grantor shall:

           (i) cancel or terminate any of the Assigned Agreements or consent to or accept any cancellation or termination thereof;

           (ii) amend or otherwise modify the Assigned Agreements or give any consent, waiver or approval thereunder;

           (iii)  waive any default under or breach of the Assigned Agreements;

           (iv) consent to or permit or accept any prepayment of amounts to become due under or in connection with the Assigned Agreements, except as expressly provided therein; or

           (v) take any other action in connection with the Assigned Agreements that would materially impair the value of the interest or rights of such Grantor thereunder or that would materially impair the interest or rights of the Administrative Agent.

     5.8. DEPOSIT ACCOUNTS. Upon the occurrence and during the continuation of an Event of Default, the Administrative Agent may exercise dominion and control over, and refuse to permit further withdrawals (whether of money, securities, instruments or other property) from any deposit accounts maintained with the Administrative Agent constituting part of the Collateral.


SECTION 6.  ADMINISTRATIVE AGENT APPOINTED ATTORNEY-IN-FACT

     Each Grantor hereby irrevocably appoints Administrative Agent as such Grantor's attorney-in-fact, with full authority in the place and stead of Grantor and in the name of Grantor, Administrative Agent or otherwise, from time to time in Administrative Agent's discretion to take any action and to execute any instrument that Administrative Agent may reasonably deem necessary or advisable to accomplish the purposes of this Agreement, including:

     (a) to obtain and adjust insurance required to be maintained by Grantor or paid to Administrative Agent pursuant to the Credit Agreement;

     (b) upon the occurrence and during the continuation of any Event of Default, to ask for, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

     (c) upon the occurrence and during the continuation of any Event of Default, to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clause (b) above;

     (d) upon the occurrence and during the continuation of any Event of Default, to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct;

     (e) upon the occurrence and during the continuation of any Event of Default, to file any claims or take any action or institute any proceedings that Administrative Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Administrative Agent with respect to any of the Collateral;

     (f) to defend any suit, action or proceeding brought against such Grantor with respect to any Collateral;

     (g) to settle, compromise or adjust any suit, action or proceeding described in the preceding clause and, in connection therewith, to give such discharges or releases as Administrative Agent may deem appropriate;

     (h) to prepare, sign, and file for recordation in any intellectual property registry, appropriate evidence of the lien and security interest granted herein in the Intellectual Property in the name of such Grantor as such Grantor;

     (i) prepare, sign using any symbol that the Administrative Agent may adopt to signify Grantor's intent to authenticate and file any Uniform Commercial Code financing statements in the name of Grantor as debtor in any form authorized by an applicable filing office, including, without limitation, by facsimile or electronic data transmission;

     (j) to pay or discharge taxes or Liens (other than Permitted Liens when no Event of Default has occurred and is continuing) levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by Administrative Agent in its sole discretion, any such payments made by Administrative Agent to become obligations of Grantor to Administrative Agent, due and payable immediately without demand;

     (k) upon the occurrence and during the continuation of an Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Administrative Agent were the absolute owner thereof for all purposes, and to do, at Administrative Agent's option and Grantor's expense, at any time or from time to time, all acts and things that Administrative Agent deems reasonably necessary to protect, preserve or realize upon the Collateral and Administrative Agent's security interest therein in order to effect the intent of this Agreement, all as fully and effectively as Grantor might do; and

     (l) upon the occurrence and during the continuation of an Event of Default, at any time and from time to time, to execute, in connection with any foreclosure, any indorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.


SECTION 7.  REMEDIES

     7.1. GENERALLY. If any Event of Default shall have occurred and be continuing, Administrative Agent may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code as in effect in any relevant jurisdiction (the "CODE") (whether or not the Code applies to the affected Collateral) and all rights now or hereafter existing under all other applicable laws or in equity, and also may (a) require any Grantor to, and each Grantor hereby agrees that it will at its expense and upon request of Administrative Agent forthwith, assemble all or part of the Collateral as directed by Administrative Agent and make it available to Administrative Agent at a place to be designated by Administrative Agent that is reasonably convenient to both parties; (b) enter onto the property where any Collateral is located and take possession thereof with or without judicial process; (c) prior to the disposition of the Collateral, store, process, repair or recondition the Collateral or otherwise prepare the Collateral for disposition in any manner to the extent Administrative Agent deems appropriate; (d) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Administrative Agent's offices or elsewhere, for Cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as Administrative Agent may deem commercially reasonable; and (e) exercise dominion and control over, and refuse to permit further withdrawals (whether of money, securities, instruments or other property) from any deposit account maintained with Administrative Agent constituting part of the Collateral. Administrative Agent may in its sole discretion restrict prospective bidders as to their number, nature of their business and investment intention. Administrative Agent or any Lender, Lender Counterparty or Indemnitee may be the purchaser of any or all of the Collateral at any such sale and Administrative Agent, as agent for and representative of Lenders, Lender Counterparties and Indemnitees (but not any Lender, Lender Counterparty or Indemnitee in its or their respective individual capacities unless Requisite Obligees (as defined below) shall otherwise agree in writing), shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Collateral payable by Administrative Agent at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Administrative Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Grantor hereby waives any claims against Administrative Agent arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if Administrative Agent accepts the first offer received and does not offer such Collateral to more than one offeree. If the proceeds of any sale or other disposition of the Collateral are insufficient to pay all the Secured Obligations, Grantors shall be liable for the deficiency and the fees of any attorneys employed by Administrative Agent to collect such deficiency. Each Grantor further agrees that a breach of any of the covenants contained in this Section will cause irreparable injury to Administrative Agent, that Administrative Agent has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section shall be specifically enforceable against Grantor, and Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no default has occurred giving rise to the Secured Obligations becoming due and payable prior to their stated maturities. Nothing in this Section shall in any way alter the rights of Administrative Agent hereunder. As used herein, "REQUISITE OBLIGEES" shall mean (a) prior to payment in full of all Obligations under the Credit Agreement, Requisite Lenders or (b) after payment in full of all Obligations under the Credit Agreement and the other Credit Documents, the holders of a majority of the aggregate notional amount (or, with respect to any Hedge Agreement that has been terminated in accordance with its terms, the amount then due and payable (exclusive of expenses and similar payments but including any early termination payments then due) under such Hedge Agreement) under all Hedge Agreements.

     7.2. INVESTMENT PROPERTY. (a) Each Grantor recognizes that, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws, Administrative Agent may be compelled, with respect to any sale of all or any part of the Investment Property conducted without prior registration or qualification of such Investment Property under the Securities Act and/or such state securities laws, to limit purchasers to those who will agree, among other things, to acquire the Investment Property for their own account, for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges that any such private sales may be at prices and on terms less favorable than those obtainable through a public sale without such restrictions (including a public offering made pursuant to a registration statement under the Securities Act) and, notwithstanding such circumstances each Grantor agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that Administrative Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Investment Property for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would, or should, agree to so register it.

     (b) If Administrative Agent determines to exercise its right to sell any or all of the Investment Property, upon written request, each Grantor shall and shall cause each issuer of any Pledged Securities to be sold hereunder from time to time to furnish to Administrative Agent all such information as Administrative Agent may request in order to determine the number and nature of interest, shares or other instruments included in the Investment Property which may be sold by Administrative Agent in exempt transactions under the Securities Act and the rules and regulations of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

     (c) Administrative Agent shall have no responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Investment Property, whether or not Administrative Agent has or is deemed to have knowledge of such matters, (ii) taking any necessary steps (other than steps taken in accordance with the standard of care set forth in Section 10 to maintain possession of the Investment Property) to preserve rights against any parties with respect to any Investment Property, (iii) taking any necessary steps to collect or realize upon the Secured Obligations or any guarantee therefor, or any part thereof, or any of the Investment Property, or (iv) initiating any action to protect the Investment Property against the possibility of a decline in market value.

     7.3. INTELLECTUAL PROPERTY. (a) Anything contained herein to the contrary notwithstanding, upon the occurrence and during the continuation of an Event of Default, (i) Administrative Agent shall have the right (but not the obligation) to bring suit, in the name of any Grantor, Administrative Agent or otherwise, to enforce any Intellectual Property, in which event such Grantor shall, at the request of Administrative Agent, do any and all lawful acts and execute any and all documents required by Administrative Agent in aid of such enforcement and such Grantor shall promptly, upon demand, reimburse and indemnify Administrative Agent as provided in Sections 10.2 and 10.3 of the Credit Agreement and Section 11 of this Agreement in connection with the exercise of its rights under this Section, and to the extent that Administrative Agent shall elect not to bring suit to enforce any Intellectual Property as provided in this Section, each Grantor agrees to use all reasonable measures, whether by action, suit, proceeding or otherwise, to prevent the infringement of any of the Intellectual Property by others and, for that purpose, agrees to diligently maintain any action, suit or proceeding against any Person so infringing necessary to prevent such infringement; (ii) upon written demand from Administrative Agent, each Grantor shall execute and deliver to Administrative Agent an assignment or assignments of the Intellectual Property and such other documents as are necessary or appropriate to carry out the intent and purposes of this Agreement;
(iii) each Grantor agrees that such an assignment and/or recording shall be applied to reduce the Secured Obligations outstanding only to the extent that Administrative Agent (or any Lender) receives Cash proceeds in respect of the sale of, or other realization upon, the Intellectual Property; and (iv) within five (5) Business Days after written notice from Administrative Agent, Grantor shall make available to Administrative Agent, to the extent within Grantor's power and authority, such personnel in Grantor's employ on the date of such Event of Default as Administrative Agent may reasonably designate, by name, title or job responsibility, to permit Grantor to continue, directly or indirectly, to produce, advertise and sell the products and services sold or delivered by Grantor under or in connection with the Intellectual Property, such persons to be available to perform their usual functions on Administrative Agent's behalf and to be compensated by Administrative Agent at Grantor's expense on a per diem, pro-rata basis consistent with the salary and benefit structure applicable to each as of the date of such Event of Default.

     (b) If (i) an Event of Default shall have occurred and, by reason of cure, waiver, modification, amendment or otherwise, no longer be continuing,
(ii) no other Event of Default shall have occurred and be continuing, (iii) an assignment to Administrative Agent of any rights, title and interests in and to the Intellectual Property shall have been made and shall have become absolute and effective, and (iv) the Secured Obligations shall not have become immediately due and payable, then upon the written request of Grantor, Administrative Agent shall promptly execute and deliver to Grantor such assignments as may be necessary to reassign to Grantor any such rights, title and interests as may have been assigned to Administrative Agent as aforesaid, subject to any disposition thereof that may have been made by Administrative Agent; provided, that after giving effect to such reassignment, Administrative Agent's security interest granted pursuant hereto, as well as all other rights and remedies of Administrative Agent granted hereunder, shall continue to be in full force and effect until the indefeasible payment in full of all Secured Obligations and the cancellation or termination of the Commitments and cancellation or expiration of all outstanding Letters of Credit.

     7.4. DEPOSIT OF PROCEEDS. If an Event of Default shall occur and be continuing, upon request of the Administrative Agent, all proceeds received by any Grantor consisting of Cash, checks and other near-cash items shall be held by such Grantor in trust for the Administrative Agent and the Secured Parties, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, be turned over to the Administrative Agent in the exact form received by such Grantor (duly indorsed by such Grantor to the Administrative Agent, if required) and held by the Administrative Agent in the Collateral Account. All proceeds while held by the Administrative Agent in the Collateral Account (or by the Company in trust for the Administrative Agent and the Secured Parties) shall continue to be held as collateral security for all the Obligations and shall not constitute payment thereof until applied as provided in Section 7.5.

     7.5. APPLICATION OF PROCEEDS. Except as expressly provided elsewhere in this Agreement, all proceeds received by Administrative Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied as provided in Section 2.14 of the Credit Agreement.

     7.6. COLLATERAL ACCOUNT. Upon the occurrence and during the continuance of an Event of Default at the request of Issuing Bank or Requisite Lenders, Company shall deliver funds for deposit in the Collateral Account and pay to Administrative Agent an amount equal to the Letter of Credit Usage at such time. If for any reason the aggregate amount delivered by Company for deposit in the Collateral Account as aforesaid is less than the Letter of Credit Usage at such time, the aggregate amount so delivered by Company shall be apportioned among all outstanding Letters of Credit for purposes of this Section in accordance with the ratio of the maximum amount available for drawing under each such Letter of Credit (as to such Letter of Credit, the "MAXIMUM AVAILABLE AMOUNT") to the Letter of Credit Usage at such time. Upon any drawing under any outstanding Letter of Credit in respect of which Company has deposited in the Collateral Account any amounts described above, Administrative Agent shall apply such amounts to reimburse Issuing Bank for the amount of such drawing. In the event of cancellation or expiration of any Letter of Credit in respect of which Company has deposited in the Collateral Account any amount described above, or in the event of any reduction in the Maximum Available Amount under such Letter of Credit, Administrative Agent shall apply the amount then on deposit in the Collateral Account in respect of such Letter of Credit (less, in the case of such a reduction, the Maximum Available Amount under such Letter of Credit immediately after such reduction) first, to the payment of any amounts payable to Administrative Agent pursuant to Section 9 of the Credit Agreement, second, to the extent of any excess, to the cash collateralization pursuant to the terms of this Agreement of any outstanding Letters of Credit in respect of which Company has failed to pay all or a portion of the amounts described above (such cash collateralization to be apportioned among all such Letters of Credit in the manner described above), and third, to the extent of any further excess, to the payment of any other outstanding Obligations in such order as directed by the Lenders holding more than 50% of the sum of outstanding Revolving Commitments and Revolving Loans.

SECTION 8.  ADMINISTRATIVE AGENT AS AGENT

     Each Grantor acknowledges that the rights and responsibilities of Administrative Agent under this Agreement with respect to any action taken by Administrative Agent or the exercise or non-exercise by Administrative Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between Administrative Agent and Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between Administrative Agent and Grantors, Administrative Agent shall be conclusively presumed to be acting as agent for Lenders with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.


SECTION 9.  CONTINUING SECURITY INTEREST; TRANSFER OF LOANS

     This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the payment in full of the Secured Obligations and the cancellation or termination of the Commitments and cancellation or expiration of all outstanding Letters of Credit,
(b) be binding upon each Grantor, its successors and assigns, and (c) inure, together with the rights and remedies of Administrative Agent hereunder, to the benefit of Administrative Agent and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), but subject to the terms of the Credit Agreement, any Lender may assign or otherwise transfer any Loans held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Lenders herein or otherwise. Upon the indefeasible payment in full of all Secured Obligations and the cancellation or termination of the Commitments and cancellation or expiration of all outstanding Letters of Credit, the security interest granted hereby shall terminate hereunder and of record and all rights to the Collateral shall revert to Grantor. Upon any such termination Administrative Agent will, at Grantors' expense, execute and deliver to Grantors such documents as Grantors shall reasonably request to evidence such termination.


SECTION 10.  STANDARD OF CARE; ADMINISTRATIVE AGENT MAY PERFORM.

     The powers conferred on Administrative Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, Administrative Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which Administrative Agent accords its own property of a similar kind. If any Grantor fails to perform any agreement contained herein, Administrative

Agent may itself perform, or cause performance of, such agreement, and the expenses of Administrative Agent incurred in connection therewith shall be payable by each Grantor under Section 10.2 of the Credit Agreement.


SECTION 11.  INDEMNITY AND EXPENSES

     (a)  Each Grantor agrees to:

          (i) jointly and severally, with all other Grantors, indemnify Administrative Agent and each Lender, Lender Counterparty and Indemnitee from and against any and all claims, losses and liabilities in any way relating to, growing out of or resulting from this Agreement and the transactions contemplated hereby (including without limitation enforcement of this Agreement), except to the extent such claims, losses or liabilities result from Administrative Agent's or such Lender's, Lender Counterparty's or Indemnitee's gross negligence or willful misconduct as determined by a final, nonappealable judgment of a court of competent jurisdiction; and

          (ii) jointly and severally, with all other Grantors, pay to Administrative Agent promptly upon demand the amount of any and all reasonable costs and reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that Administrative Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of Administrative Agent hereunder, or (iv) the failure by any Grantor to perform or observe any of the provisions hereof.

     (b) The obligations of each Grantor in this Section 11 shall survive the termination of this Agreement and the discharge of such Grantor's other obligations under this Agreement, the Hedge Agreements, the Credit Agreement and any other Credit Documents.


SECTION 12.  AMENDMENTS AND WAIVERS

     None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument which (i) is executed by Grantors and Administrative Agent and (ii) is otherwise made in accordance with the Credit Agreement; provided that any amendment hereto pursuant to Sections 4.2, 4.3 and 4.6 shall be effective upon execution by any Grantor or any Additional Grantor, as applicable, and the Grantors hereby waive any requirement of notice of or consent to any such amendment. Any such amendment, supplement, modification or waiver shall be binding upon each Grantor and Administrative Agent and all future holders of the Secured Obligations. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

SECTION 13.  MISCELLANEOUS

     Any notice required or permitted to be given under this Agreement shall be given in accordance with Section 10.1 of the Credit Agreement. No failure or delay on the part of Administrative Agent in the exercise of any power, right or privilege hereunder or under any other Credit Document shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement and the other Credit Documents are cumulative to, and not exclusive of, any rights or remedies otherwise available. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or would otherwise be within the limitations of, another covenant shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists. This Agreement shall be binding upon and inure to the benefit of Administrative Agent and Grantors and their respective successors and assigns. No Grantor shall, without the prior written consent of Administrative Agent, assign any right, duty or obligation hereunder. This Agreement and the other Credit Documents embody the entire agreement and understanding between Grantors and Administrative Agent and supersede all prior agreements and understandings between such parties relating to the subject matter hereof and thereof. Accordingly, the Credit Documents may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties. This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.


SECTION 14.  APPLICABLE LAW; TERMS; RULES OF CONSTRUCTION

     THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, EXCEPT TO THE EXTENT THAT THE UNIFORM COMMERCIAL CODE PROVIDES THAT THE PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. Unless otherwise defined herein or in the Credit Agreement, terms used in Articles 8 and 9 of the Uniform Commercial Code in the State of New York are used herein as therein defined. The rules of construction set forth in subsection 1.3 of the Credit Agreement shall be applicable to this Agreement mutatis mutandis.


SECTION 15.  SUBMISSION TO JURISDICTION

     Any legal action or proceeding with respect to this Agreement and any action for enforcement of any judgment in respect thereof may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York, and, by execution and delivery of this Agreement, each Grantor hereby accepts for itself and in respect of its property, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts and appellate courts from any thereof. Each Grantor irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such Grantor at its address set forth on Appendix B to the Credit Agreement. Each Grantor hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement brought in the courts referred to above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum. Nothing herein shall affect the right of Administrative Agent to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against any Grantor in any other jurisdiction.


SECTION 16.  WAIVER OF TRIAL BY JURY

     TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH GRANTOR AND ADMINISTRATIVE AGENT HEREBY IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY MATTER ARISING HEREUNDER.


           [The remainder of this page is intentionally left blank.]

     IN WITNESS WHEREOF, each Grantor and Administrative Agent have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


                         AUDIO COMMUNICATIONS NETWORK, LLC,
                         as a Grantor


                         By____________________________________
                           Name:
                           Title:


                         MUZAK HOLDINGS LLC,
                         as a Grantor


                         By____________________________________
                           Name:
                           Title:


                         [SUBSIDIARIES]



                         By____________________________________
                           Name:
                           Title:


                         CANADIAN IMPERIAL BANK OF COMMERCE,
                         as Administrative Agent


                         By____________________________________
                           Name:
                           Title:

                                                                SCHEDULE 1(a) TO
                                                   PLEDGE AND SECURITY AGREEMENT


PLEDGED STOCK:


=======================================================================================
                                                       Number of      Percentage of
           Stock    Class of       Stock         Par    Pledged        Outstanding
 Grantor   Issuer    Stock    Certificate Nos.  Value    Stock    Pledged Stock Pledged

=======================================================================================

=======================================================================================


INDEBTEDNESS:

=====================================
 Debt Issuer   Amount of Indebtedness
-------------  ----------------------
=====================================

=====================================

PARTNERSHIP INTERESTS:

                                                                 SCHEDULE 3.4 TO
                                                   PLEDGE AND SECURITY AGREEMENT


                                FILING OFFICES

                                                           SCHEDULE 3.5(a)(i) TO
                                                   PLEDGE AND SECURITY AGREEMENT

                                   REGISTERED
                   TRADEMARKS, SERVICE MARKS AND APPLICATIONS
                   ------------------------------------------

        -----------------------------------------------------------------
                                                 Reg. No. /    Issued /
        Jurisdiction   Trademark / Service Mark  (App. No.)   (Date App.)
        ------------   ------------------------  ----------   -----------

        -----------------------------------------------------------------

                                   REGISTERED
                          COPYRIGHTS AND APPLICATIONS
                          ---------------------------

        -----------------------------------------------------------------
                                                 Reg. No. /    Issued /
        Jurisdiction          Copyright          (App. No.)   (Date App.)
        ------------   ------------------------  ----------   -----------

        -----------------------------------------------------------------

                                   REGISTERED
                            PATENTS AND APPLICATIONS
                            ------------------------

        -----------------------------------------------------------------
                                                Patent No. /    Issued /
        Jurisdiction            Patent           (App. No.)   (Date App.)
        ------------   -----------------------  ------------  -----------

        -----------------------------------------------------------------

                                  UNREGISTERED
                          TRADEMARKS AND SERVICE MARKS
                          ----------------------------



                                  UNREGISTERED
                 COPYRIGHTS AND EXCLUSIVELY LICENSED COPYRIGHTS
                 ----------------------------------------------

                                                          SCHEDULE 3.5(a)(ii) TO
                                                   PLEDGE AND SECURITY AGREEMENT

                              PROPRIETARY SOFTWARE

                                                         SCHEDULE 3.5(a)(iii) TO
                                                   PLEDGE AND SECURITY AGREEMENT

                               LICENSE AGREEMENTS

                                                         SCHEDULE 3.5(b)(iii) TO
                                                   PLEDGE AND SECURITY AGREEMENT

                                  INFRINGEMENT

                                                          SCHEDULE 3.5(b)(iv) TO
                                                   PLEDGE AND SECURITY AGREEMENT

                                    VALIDITY

                                                          SCHEDULE 3.5(b)(ix) TO
                                                   PLEDGE AND SECURITY AGREEMENT

                                    CONSENT

                                                                 SCHEDULE 3.6 TO
                                                   PLEDGE AND SECURITY AGREEMENT


                     Locations of Equipment and Inventory:

                                                                 SCHEDULE 3.7 TO
                                                   PLEDGE AND SECURITY AGREEMENT


                            Chief Place of Business
                            -----------------------



                            Chief Executive Office
                            ----------------------



                         Office where Records are Kept
                    Regarding the Accounts and all Originals
                  of all Chattel Paper that evidence Accounts
                  -------------------------------------------

                                                                 SCHEDULE 3.8 TO
                                                   PLEDGE AND SECURITY AGREEMENT


                                  Other Names
                                  -----------

                                                                    EXHIBIT A TO
                                                   PLEDGE AND SECURITY AGREEMENT


                               PLEDGE SUPPLEMENT


     This PLEDGE SUPPLEMENT, dated _______, is delivered pursuant to the Pledge and Security Agreement, dated as of March 18, 1999 (as it may be from time to time amended, modified or supplemented, the "Security Agreement"), among Muzak LLC (formerly known as Audio Communications Network, LLC), the other Grantors named therein, and Canadian Imperial Bank of Commerce, as Administrative Agent. Capitalized terms used herein not otherwise defined herein shall have the meanings ascribed thereto in the Security Agreement.

     Subject to the terms and conditions of the Security Agreement, Grantor hereby confirms the grant of a security interest pursuant to Section 1 of the Security Agreement and also hereby grants to Administrative Agent a security interest in all of Grantor's right, title and interest in and to [the Investment Property listed on Supplemental Schedule 1(a) attached hereto] [and] [the Intellectual Property listed on Supplemental Schedules [3.5(a)(i), 3.5(a)(ii) and 3.5(a)(iii)] attached hereto] the following, in each case whether now or hereafter existing or in which Grantor now has or hereafter acquires an interest and wherever the same may be located. All such [Investment Property] [and] [Intellectual Property] shall be deemed to be part of the Collateral and hereafter subject to each of the terms and conditions of the Security Agreement.

     IN WITNESS WHEREOF, Grantor has caused this Supplement to be duly executed and delivered by its duly authorized officer as of ______________.


                                            [GRANTOR]


                                            By: _______________________________
                                                Name:
                                                Title:

                                                                    EXHIBIT B TO
                                                   PLEDGE AND SECURITY AGREEMENT

                            ACKNOWLEDGMENT OF PLEDGE

     This ACKNOWLEDGMENT OF PLEDGE, dated _______, is delivered to Canadian Imperial Bank of Commerce, as Administrative Agent ("Administrative Agent"), pursuant to the Pledge and Security Agreement, dated as of March 18, 1999 (as it may be from time to time amended, modified or supplemented, the "Security Agreement"), among Muzak LLC (formerly known as Audio Communications Network,
LLC), the other Grantors named therein, and Administrative Agent. Capitalized terms used herein not otherwise defined herein shall have the meanings ascribed thereto in the Security Agreement.

     [NAME OF ISSUER], a _________________ ("Issuer"), hereby acknowledges receipt of a conformed copy of the Security Agreement and (a) consents to the terms thereof, and (b) confirms that a pledge of all of [NAME OF APPLICABLE GRANTOR]'s right, title and interest in, to and under the security referred to below has been registered or otherwise duly noted in the books and records of Issuer in the name of Administrative Agent as follows:


     1.  Security:                          [Describe Interest]

     2.  Number of Pledged Stock,
         Units or other Interests Pledged:  [______________]


     3.  Registered Owner:                  [Name of Grantor]

     4.  Registered Pledgee:                Canadian Imperial Bank of
                                            Commerce, as Administrative Agent


     5.  Date of Registration of Pledgee:   [______________]


     Issuer hereby represents and warrants that there are no Liens, restrictions or adverse claims as to which Issuer has a duty pursuant to Section 8-403 of the UCC to which such security is or may be subject, other than Permitted Liens.

     Issuer hereby agrees, at the request of Administrative Agent and at the sole cost and expense of Issuer, to register any further pledge or transfer of such security effected in the manner contemplated by the Security Agreement and to promptly furnish to Administrative Agent and any such pledgee or transferee any statement contemplated by Section 8-408 of the UCC.

     IN WITNESS WHEREOF, Issuer has caused this Acknowledgment of Pledge to be duly executed and delivered by its duly authorized officer as of the date above first written.


                                           [ISSUER]


                                           By: ________________________________
                                               Name:
                                               Title:

                                                                    EXHIBIT C TO
                                                   PLEDGE AND SECURITY AGREEMENT


                      SECURITIES ACCOUNT CONTROL AGREEMENT


     This Securities Account Control Agreement dated as of _________, ____ among Muzak LLC (formerly known as Audio Communications Network, LLC) (the "Debtor"), Canadian Imperial Bank of Commerce (the "Secured Party"), and ____________ (the "Securities Intermediary"). Capitalized terms used but not defined herein shall have the meaning assigned in the Pledge and Security Agreement dated as of March 18, 1999, among the Debtor, Muzak LLC (formerly known as Muzak Holdings LLC), the Subsidiary Guarantors, and Administrative Agent (the "Security Agreement"). All references herein to the "UCC" shall mean the Uniform Commercial Code as in effect in the State of New York.

     Section 1.  Establishment of Securities Account.  The Securities

Intermediary hereby confirms and agrees that:

     (a) The Securities Intermediary has established account number [identify account number] in the name "[identify exact title of account]" (such account and any successor account, the "Securities Account") and the Securities Intermediary shall not change the name or account number of the Securities Account without the prior written consent of the Secured Party;

     (b) All securities or other property underlying any financial assets credited to the Securities Account shall be registered in the name of the Securities Intermediary, indorsed to the Securities Intermediary or in blank or credited to another securities account maintained in the name of the Securities Intermediary and in no case will any financial asset credited to the Securities Account be registered in the name of the Debtor, payable to the order of the Debtor or specially indorsed to the Debtor except to the extent the foregoing have been specially indorsed to the Securities Intermediary or in blank;

     (c) All property delivered to the Securities Intermediary pursuant to the Security Agreement will be promptly credited to the Securities Account; and

     (d) The Securities Account is an account to which financial assets are or may be credited, and the Securities Intermediary shall, subject to the terms of this Agreement, treat the Debtor as entitled to exercise the rights that comprise any financial asset credited to the account.

     Section 2. "Financial Assets" Election. The Securities Intermediary hereby agrees that each item of property (including, without limitation, any investment property, financial assets, securities, instruments, general intangibles or cash) credited to the Securities Account shall be treated as a "financial asset" within the meaning of Section 8-102(a)(9) of the UCC.

     Section 3. Entitlement Orders. If at any time the Securities Intermediary shall receive any order from the Secured Party directing transfer or redemption of any financial asset relating to the Securities Account, the Securities Intermediary shall comply with such entitlement order without further consent by the Debtor or any other person. If the Debtor is otherwise entitled to issue Entitlement Orders and such orders conflict with any Entitlement Order issued by the Secured Party, the Securities Intermediary shall follow the orders issued by the Secured Party.

     Section 4. Subordination of Lien; Waiver of Set-Off. In the event that the Securities Intermediary has or subsequently obtains by agreement, by operation of law or otherwise a security interest in the Securities Account or any security entitlement credited thereto, the Securities Intermediary hereby agrees that such security interest shall be subordinate to the security interest of the Secured Party. The financial assets and other items deposited to the Securities Account will not be subject to deduction, set-off, banker's lien, or any other right in favor of any person other than the Secured Party (except that the Securities Intermediary may set off (i) all amounts due to the Securities Intermediary in respect of customary fees and expenses for the routine maintenance and operation of the Securities Account and (ii) the face amount of any checks which have been credited to the Securities Account but are subsequently returned unpaid because of uncollected or insufficient funds).

     Section 5. Choice of Law. Both this Agreement and the Securities Account shall be governed by the laws of the State of New York. Regardless of any provision in any other agreement, for purposes of the UCC, New York shall be deemed to be the Securities Intermediary's jurisdiction and the Securities Account (as well as the securities entitlements related thereto) shall be governed by the laws of the State of New York.

     Section 6. Conflict with Other Agreements.

     (a) In the event of any conflict between this Agreement (or any portion thereof) and any other agreement now existing or hereafter entered into, the terms of this Agreement shall prevail;

     (b) No amendment or modification of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all of the parties hereto;

     (c) The Securities Intermediary hereby confirms and agrees that:

          (i) There are no other agreements entered into between the Securities Intermediary and the Debtor with respect to the Securities Account;

          (ii) It has not entered into, and until the termination of this agreement will not enter into, any agreement with any other person relating to the Securities Account and/or any financial assets credited thereto pursuant to which it has agreed to comply with entitlement orders (as defined in Section 8-102(a)(8) of the UCC) of such other person; and

          (iii) It has not entered into, and until the termination of this agreement will not enter into, any agreement with the Debtor or the Secured Party purporting to limit or condition the obligation of the Securities Intermediary to comply with entitlement orders as set forth in Section 3 hereof.

     Section 7. Adverse Claims. Except for the claims and interest of the Secured Party and of the Debtor in the Securities Account, the Securities Intermediary does not know of any claim to, or interest in, the Securities Account or in any "financial asset" (as defined in Section 8-102(a) of the UCC) credited thereto. If any person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Securities Account or in any financial asset carried therein, the Securities Intermediary will promptly notify the Secured Party and the Debtor thereof.

     Section 8. Maintenance of Securities Account. In addition to, and not in lieu of, the obligation of the Securities Intermediary to honor entitlement orders as agreed in Section 3 hereof, the Securities Intermediary agrees to maintain the Securities Account as follows:

     (a) Notice of Sole Control. If at any time the Secured Party delivers to the Securities Intermediary a Notice of Sole Control in substantially the form set forth in Exhibit 1 hereto, the Securities Intermediary agrees that after receipt of such notice, it will take all instruction with respect to the Securities Account solely from the Secured Party.

     (b) Voting Rights. Until such time as the Securities Intermediary receives a Notice of Sole Control pursuant to subsection (a) of this Section 8, the Debtor shall direct the Securities Intermediary with respect to the voting of any financial assets credited to the Securities Account.

     (c) Permitted Investments. Until such time as the Securities Intermediary receives a Notice of Sole Control signed by the Secured Party, the Debtor shall direct the Securities Intermediary with respect to the selection of investments to be made; provided, however, that the Securities Intermediary shall not honor any instruction to purchase any investments other than investments of a type describe on Exhibit 2 hereto.

     (d) Statements and Confirmations. The Securities Intermediary will promptly send copies of all statements, confirmations and other correspondence concerning the Securities Account and/or any financial assets credited thereto simultaneously to each of the Debtor and the Secured Party at the address for each set forth in Section 12 of this Agreement.

     (e) Tax Reporting. All items of income, gain, expense and loss recognized in the Securities Account shall be reported to the Internal Revenue Service and all state and local taxing authorities under the name and taxpayer identification number of the Debtor.

     Section 9. Representations, Warranties and Covenants of the Securities Intermediary. The Securities Intermediary hereby makes the following representations, warranties and covenants:

     (a) The Securities Account has been established as set forth in Section 1 above and the Securities Account will be maintained in the manner set forth herein until termination of this Agreement; and

     (b) This Securities Account Control Agreement is the valid and legally binding obligations of the Securities Intermediary.

     Section 10. Indemnification of Securities Intermediary. The Debtor and the Secured Party hereby agree that (a) the Securities Intermediary is released from any and all liabilities to the Debtor and the Secured Party arising from the terms of this agreement and the compliance of the Securities Intermediary with the terms hereof, except to the extent that such liabilities arise from the Securities Intermediary's negligence and (b) the Debtor, its successors and assigns shall at all times indemnify and save harmless the Securities Intermediary from and against any and all claims, actions and suits of others arising out of the terms of this agreement or the compliance of the Securities Intermediary with the terms hereof, except to the extent that such arises from the Securities Intermediary's negligence, and from and against any and all liabilities, losses, damages, costs, charges, counsel fees and other expenses of every nature and character arising by reason of the same, until the termination of this agreement.

     Section 11. Successors; Assignment. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective corporate successors or heirs and personal representatives who obtain such rights solely by operation of law. The Secured Party may assign its rights hereunder only with the express written consent of the Securities Intermediary and by sending written notice of such assignment to the Debtor.

     Section 12. Notices. Any notice, request or other communication required or permitted to be given under this Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by telecopy or other electronic means and electronic confirmation of error free receipt is received or two days after being sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth below.

     Debtor:


     Secured Party:


     Securities Intermediary:


          Any party may change his address for notices in the manner set forth above.

     Section 13. Termination. The obligations of the Securities Intermediary to the Secured Party pursuant to this Control Agreement shall continue in effect until the security interests of the Secured Party in the Securities Account have been terminated pursuant to the terms of the Security Agreement and the Secured Party has notified the Securities Intermediary of such termination in writing. The Secured Party agrees to provide Notice of Termination in substantially the form of Exhibit 3 hereto to the Securities Intermediary upon the request of the Debtor on or after the termination of the Secured Party's security interest in the Securities Account pursuant to the terms of the Security Agreement. The termination of this Control Agreement shall not terminate the Securities Account or alter the obligations of the Securities Intermediary to the Debtor pursuant to any other agreement with respect to the Securities Account.

     Section 14. Counterparts. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.


                         MUZAK LLC


                         By: _____________________________________
                             Name:
                             Title:


                         CANADIAN IMPERIAL BANK OF COMMERCE


                         By: ____________________________________
                             Name:
                             Title:


                         [NAME OF INSTITUTION SERVING AS
                         SECURITIES INTERMEDIARY]


                         By: ____________________________________
                             Name:
                             Title:

                                                                       Exhibit 1
                                                                       ---------
               [Letterhead of Canadian Imperial Bank of Commerce]


                                         [Date]


[Name and Address of Securities Intermediary]



Attention: __________________

               Re: Notice of Sole Control
                   ----------------------

Ladies and Gentlemen:

     As referenced in the Securities Account Control Agreement, dated _______, ___, among Muzak LLC, you and the undersigned (a copy of which is attached) we hereby give you notice of our sole control over securities account number ____________ (the "Securities Account") and all financial assets credited thereto. You are hereby instructed not to accept any direction, instructions or entitlement orders with respect to the Securities Account or the financial assets credited thereto from any person other than the undersigned, unless otherwise ordered by a court of competent jurisdiction.

     You are instructed to deliver a copy of this notice by facsimile transmission to Muzak LLC.

                              Very truly yours,


                              CANADIAN IMPERIAL BANK OF COMMERCE


                              By: __________________________________
                                  Name:
                                  Title:



cc:  Muzak LLC

                                                                       Exhibit 2
                                                                       ---------



                             Permitted Investments
                             ---------------------

                                                                       Exhibit 3
                                                                       ---------


               [Letterhead of Canadian Imperial Bank of Commerce]



                                              [Date]


[Name and Address of Securities Intermediary]

Attention:_____________


                    Re: Termination of Control Agreement
                         --------------------------------

     You are hereby notified that the Control Agreement between you, Audio Communications Network, LLC and the undersigned (a copy of which is attached) is terminated and you have no further obligations to the undersigned pursuant to such Agreement. Notwithstanding any previous instructions to you, you are hereby instructed to accept all future directions with respect to Securities Account number ______________ from Audio Communications Network, LLC. This notice terminates any obligations you may have to the undersigned with respect to such account, however nothing contained in this notice shall alter any obligations which you may otherwise owe to Audio Communications Network, LLC pursuant to any other agreement.

     You are instructed to deliver a copy of this notice by facsimile transmission to [insert name of Debtor].


                              Very truly yours,


                              CANADIAN IMPERIAL BANK OF COMMERCE



                              By: _________________________________
                                  Name:
                                  Title: